4747 Bethesda Avenue (Rendering) QUARTERLY INVESTOR PACKAGE 4Q 2017

TABLE OF CONTENTS MANAGEMENT LETTER S E C T I O N O N E 4Q17 EARNINGS RELEASE S E C T I O N T W O 4Q17 SUPPLEMENTAL INFORMATION S E C T I O N T H R E E CEB Tower at Central Place

4 MANAGEMENT LETTER S E C T I O N O N E The Bartlett

5 4Q17 EARNINGS RELEASE S E C T I O N T W O 1900 N Street (Rendering)

FOR IMMEDIATE RELEASE CONTACT Jaime Marcus SVP, Investor Relations (240) 333-3643 jmarcus@jbgsmith.com JBG SMITH ANNOUNCES FOURTH QUARTER 2017 RESULTS Chevy Chase, MD (March 12, 2018) — JBG SMITH (NYSE: JBGS), a leading owner and developer of high- quality, mixed-use properties in the Washington, DC market, today filed its Form 10-K for the year ended December 31, 2017 and reported its financial results below. Additional information regarding our results of operations, properties and tenants can be found in our Fourth Quarter 2017 Investor Report, which is posted in the Investor Relations section of our website at www.jbgsmith.com. Fourth Quarter 2017 Financial Results • Net loss attributable to common shareholders was $(16.4) million, or $(0.15) per diluted share. • Funds From Operations (“FFO”) attributable to common shareholders was $32.5 million, or $0.28 per diluted share. • Core Funds From Operations (“Core FFO”) attributable to common shareholders was $49.4 million, or $0.42 per diluted share. Six Months Ended December 31, 2017 Financial Results • Net loss attributable to common shareholders was $(86.2) million, or $(0.76) per diluted share. • FFO attributable to common shareholders was $6.5 million, or $0.06 per diluted share. • Core FFO attributable to common shareholders was $103.4 million, or $0.89 per diluted share. • Note that our acquisition of the management business and certain assets and liabilities of The JBG Companies (the “JBG Assets”) has been accounted for as a business combination and the results from these operations have been included in our financial results commencing on July 18, 2017. Accordingly, these results exclude the net loss, FFO, and Core FFO from the JBG Assets for the period July 1, 2017 to July 17, 2017. Operating Portfolio Highlights • Annualized Net Operating Income (“NOI”) for the three months ended December 31, 2017 was $363.3 million compared with $357.5 million for the three months ended September 30, 2017. (Includes the JBG Assets as if the acquisition of the JBG Assets occurred on July 1, 2017.) • The operating office portfolio was 88.0% leased and 87.2% occupied as of December 31, 2017 compared with 88.2% and 87.5% as of September 30, 2017. • The operating multifamily portfolio was 95.6% leased and 93.8% occupied as of December 31, 2017 compared with 96.2% and 94.6% as of September 30, 2017.

2 • The operating other portfolio (excluding the Crystal City Marriott Hotel) was 96.5% leased and 96.2% occupied as of December 31, 2017 compared with 98.8% and 97.6% as of September 30, 2017. • Executed approximately 558,000 square feet of office leases at our share in the fourth quarter, totaling approximately 212,000 square feet of new leases, and approximately 346,000 square feet of second generation leases, which generated a 9.1% rental rate increase on a GAAP basis and an 8.8% rental rate decrease on a cash basis. • Same Store Net Operating Income (“SSNOI”) increased 10.3% to $71.6 million for the three months ended December 31, 2017 compared with $64.9 million for the three months ended December 31, 2016 and 6.5% to $272.0 million for the year ended December 31, 2017 compared with $255.3 million for the year ended December 31, 2016. The increase in SSNOI is largely attributable to higher rental revenue from new leases, the expiration of rent abatements and the expiration of certain payments associated with assumed lease liabilities. The same store pool for the three months and year ended December 31, 2017 includes only the assets that were in service for the entirety of both periods being compared and does not include any JBG Assets. Development Portfolio Highlights Under Construction • As of December 31, 2017, there were ten assets under construction (four office assets, five multifamily assets and one other asset), consisting of 1.2 million square feet and 1,568 units, both at our share. • During the fourth quarter, we commenced construction on one multifamily asset (965 Florida Avenue). Near-Term Development • As of December 31, 2017, there were no assets in near-term development. Future Development Pipeline • As of December 31, 2017, there were 43 future development assets consisting of 17.9 million square feet of estimated potential density at our share. Third-Party Asset Management and Real Estate Services Business • For the three months ended December 31, 2017, revenue from third-party real estate services, including reimbursements was $24.4 million. Excluding reimbursements and service revenue from our interests in consolidated and unconsolidated joint ventures, revenue from our third-party asset management and real estate services business was $14.2 million, of which $5.8 million came from property management fees, $4.0 million came from asset management fees, $1.7 million came from leasing fees, $1.7 million came from development fees, $0.7 million came from construction management fees and $0.3 million came from other service revenue. • The general and administrative expenses allocated to the third-party asset management and real estate services business were $10.3 million for the three months ended December 31, 2017. Balance Sheet • We had $2.2 billion of debt ($2.6 billion including our share of debt of unconsolidated ventures) as of December 31, 2017. Of the $2.6 billion of debt at our share, approximately 70% was fixed-rate, and we have caps in place for approximately 19%.

3 • At December 31, 2017, our enterprise value was approximately $7.0 billion, comprised of 137.7 million common shares and units valued at $4.8 billion and debt at our share of $2.6 billion, less cash and cash equivalents. • The weighted average interest rate of our debt at share was 4.05% at December 31, 2017. • As of December 31, 2017, we had $329 million of cash and cash equivalents, including our share of cash and cash equivalents from unconsolidated joint ventures, and $1.2 billion of capacity under our credit facility. • Net Debt / Adjusted EBITDA at our share for the three months ended December 31, 2017 was 7.1x and our Net Debt / Total Enterprise Value was 32%. Financing Activities During the fourth quarter we: • Closed two loans with an aggregate credit limit of $148.4 million at our share: o A $78.0 million loan on 1235 South Clark, an office asset in the Crystal City submarket of Arlington, VA. The loan has a 10-year term and a fixed interest rate of 3.94%; and o A $110.0 million refinancing on Atlantic Plumbing ($70.4 million at our share), a multifamily asset in the U Street/Shaw submarket of Washington, DC. The loan has a 5-year term and a floating interest rate of LIBOR + 1.50%. A swap agreement has been placed to fix the interest rate of 5.08% through September 2020. At closing, $100.0 million was funded, which was used in part to repay the existing $88.4 million loan. We have the ability to draw an additional $10.0 million subject to the asset’s performance. • Repaid approximately $78.2 million of secured debt: o A $67.3 million loan on 220 20th Street, a multifamily asset in Crystal City, VA; and o A $10.9 million loan on Capitol Point – North, a development parcel in the NoMa submarket of Washington, DC. • Entered into agreements in the aggregate notional amounts of $792.9 million to swap variable interest rates to fixed rates on the following debt instruments: o $50.0 million related to our Tranche A-1 Term Loan; o $107.7 million related to our mortgage loan on RTC - West; o $107.5 million related to our mortgage loan on 800 North Glebe Road; o $307.7 million related to our mortgage loan on River House; and o $220.0 million related to our mortgage loan on The Bartlett. • Executed short-term extensions of three loans we expect to refinance in 2018. Subsequent to December 31, 2017, we: • Drew an additional $50 million under the Term Loan A-1, in accordance with the delayed draw provisions of the credit facility. Concurrent with the draw, we entered into an agreement to swap the variable interest rate to a fixed rate. • Closed a $48.0 million loan on The Alaire ($8.6 million at our share), a residential asset in the Twinbrook submarket of Rockville, MD. The loan has a term of 7 years and a variable interest rate of LIBOR + 1.82%. At closing, $47.0 million was funded, with the ability to draw an additional $1.0 million subject to the asset’s performance. Concurrent with the loan closing, we entered into an agreement to cap the maximum LIBOR rate under the loan for three years. • Closed a joint venture with Canada Pension Plan Investment Board (“CPPIB”) at 1900 N Street, an Under Construction, 271,000-square foot, Trophy office building located in the DC CBD. 1900 N Street is 29.6% preleased to Goodwin Procter from the top down, a global 50 law firm. CPPIB will invest

4 approximately $101 million for a 45% interest in the venture, and we will continue to develop, manage and lease the asset. Dividends On December 18, 2017, we declared a dividend of $0.225 per common share, an indicated annual dividend of $0.90 per common share. The dividend was paid on January 8, 2018 to common shareholders of record as of December 29, 2017. About JBG SMITH JBG SMITH is an S&P 400 company that owns, operates, invests in and develops assets concentrated in leading urban infill submarkets in and around Washington, DC. Our mixed-use operating portfolio comprises approximately 20 million square feet of high-quality office, multifamily and retail assets, 98% of which are Metro-served. With a focus on placemaking, we drive synergies across the portfolio and create amenity-rich, walkable neighborhoods. JBG SMITH’s future development pipeline includes 17.9 million square feet of potential development density at our share. For additional information on JBG SMITH please visit www.jbgsmith.com. Forward Looking Statements Certain statements contained herein may constitute “forward-looking statements” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results of JBG SMITH Properties (“JBG SMITH” or the “Company”) may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximate”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this document. We also note the following forward-looking statements: our expected annualized dividend per share and dividend yield, estimated net operating income; in the case of our construction and near-term development assets, estimated square feet, estimated number of units, the estimated completion date, estimated stabilization date, estimated incremental investment, estimated total investment, projected net operating income yield and estimated stabilized net operating income; and in the case of our future development assets, estimated potential development density, estimated commercial SF/multifamily units to be replaced, estimated remaining acquisition cost, estimated capitalized cost and estimated total investment. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: adverse economic conditions in the Washington, DC metropolitan area, the timing of and costs associated with development and property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward- looking statements and other risks and uncertainties, see “Risk Factors” and the Cautionary Statement Concerning Forward-Looking Statements in JBG SMITH’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2018. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements

5 contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements after the date hereof. Pro Rata Information We present certain financial information and metrics in this release “at JBG SMITH Share,” which refers to our ownership percentage of consolidated and unconsolidated assets in real estate ventures (collectively, “real estate ventures”) as applied to these financial measures and metrics. Financial information “at JBG SMITH Share” is calculated on an asset-by-asset basis by applying our percentage economic interest to each applicable line item of that asset’s financial information. “At JBG SMITH Share” information, which we also refer to as being “at share,” “our pro rata share” or “our share,” is not, and is not intended to be, a presentation in accordance with GAAP. Given that a substantial portion of our assets are held through real estate ventures, we believe this form of presentation, which presents our economic interests in the partially owned entities, provides investors valuable information regarding a significant component of our portfolio, its composition, performance and capitalization. We do not control the unconsolidated real estate ventures and do not have a legal claim to our co-venturers’ share of assets, liabilities, revenue and expenses. The operating agreements of the unconsolidated real estate ventures generally allow each co-venturer to receive cash distributions to the extent there is available cash from operations. The amount of cash each investor receives is based upon specific provisions of each operating agreement and varies depending on certain factors including the amount of capital contributed by each investor and whether any investors are entitled to preferential distributions. With respect to any such third-party arrangement, we would not be in a position to exercise sole decision- making authority regarding the property, real estate venture or other entity, and may, under certain circumstances, be exposed to economic risks not present were a third-party not involved. We and our respective co-venturers may each have the right to trigger a buy-sell or forced sale arrangement, which could cause us to sell our interest, or acquire our co-venturers’ interests, or to sell the underlying asset, either on unfavorable terms or at a time when we otherwise would not have initiated such a transaction. Our real estate ventures may be subject to debt, and the refinancing of such debt may require equity capital calls. To the extent our co-venturers do not meet their obligations to us or our real estate ventures or they act inconsistent with the interests of the real estate venture, we may be adversely affected. Because of these limitations, the non-GAAP “at JBG SMITH Share” financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP. Non-GAAP Financial Measures This release includes non-GAAP financial measures. For these measures, we have provided an explanation of how these non-GAAP measures are calculated and why JBG SMITH’s management believes that the presentation of these measures provides useful information to investors regarding JBG SMITH’s financial condition and results of operations. Reconciliations of certain non-GAAP measures to the most directly comparable GAAP financial measure are included in this earnings release. Our presentation of non-GAAP financial measures may not be comparable to similar non-GAAP measures used by other companies. In addition to "at share" financial information, the following non-GAAP measures are included in this release: Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Adjusted EBITDA Management uses EBITDA as a supplemental operating performance measure and believes it helps investors and lenders meaningfully evaluate and compare our operating performance from period- to -period by removing from our operating results the impact of our capital structure (primarily interest charges from our consolidated outstanding debt and the impact of our interest rate swaps) and certain non-cash expenses

6 (primarily depreciation and amortization on our assets). This supplemental measure may help investors and lenders understand our ability to incur and service debt and to make capital expenditures. EBITDA is not a substitute for net income (loss) (computed in accordance with GAAP) and may not be comparable to similarly titled measures used by other companies. “Adjusted EBITDA,” a non-GAAP financial measure, represents EBITDA adjusted for items we believe are not representative of ongoing operating results, such as non-recurring transaction and other costs, gain (loss) on the extinguishment of debt, gain on the bargain purchase of a business, impairment of real estate and investments in unconsolidated joint ventures and share-based compensation expense related to the Formation Transaction. We believe that adjusting such items not considered part of our comparable operations, provides a meaningful measure to evaluate and compare our performance from period-to-period. Because EBITDA and Adjusted EBITDA have limitations as analytical tools, we use EBITDA and Adjusted EBITDA to supplement GAAP financial measures. Additionally, we believe that users of these measures should consider EBITDA and Adjusted EBITDA in conjunction with net income (loss) and other GAAP measures in understanding our operating results. Funds from Operations ("FFO"), Core FFO and Funds Available for Distribution (“FAD") FFO is a non-GAAP financial measure computed in accordance with the definition established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of, or impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.” "Core FFO" represents FFO adjusted to exclude items (net of tax) which we believe are not representative of ongoing operating results, such as transaction and other costs, gains (or losses) on extinguishment of debt, gain on the bargain purchase of a business, gains (or losses) on the disposal of non-depreciable assets, share-based compensation expense related to the Formation Transaction, amortization of the management contracts intangible and the mark-to-market of interest rate swaps. "FAD" is a non-GAAP financial performance measure and represents FFO less cash basis recurring tenant improvements, leasing commissions and other capital expenditures, net deferred rent activity, recurring share- based compensation expense, accretion of acquired below-market leases, net of amortization of acquired above-market leases, amortization of debt issuance costs and other non-cash income and charges. FAD is presented solely as a supplemental disclosure that management believes provides useful information as it relates to our ability to fund dividends. We believe FFO, Core FFO and FAD are meaningful non-GAAP financial measures useful in comparing our levered operating performance from period-to-period and as compared to similar real estate companies because these non-GAAP measures exclude real estate depreciation and amortization expense and other non-comparable income and expenses, which implicitly assumes that the value of real estate diminishes predictably over time rather than fluctuating based on market conditions. FFO, Core FFO and FAD do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO, Core FFO and FAD may not be comparable to similarly titled measures used by other companies.

7 Net Operating Income ("NOI") and Annualized NOI “NOI” is a non-GAAP financial measure management uses to measure the operating performance of our assets and consists of property-related revenue (which includes base rent, tenant reimbursements and other operating revenue, net of free rent and payments associated with assumed lease liabilities) less operating expenses and ground rent, if applicable. NOI also excludes deferred rent, related party management fees, interest expense, and certain other non-cash adjustments, including the accretion of acquired below-market leases and amortization of acquired above-market leases and below-market ground lease intangibles. Annualized NOI represents NOI for the three months ended December 31, 2017 multiplied by four. Management believes Annualized NOI provides useful information in understanding JBG SMITH’s financial performance over a 12-month period, however, investors and other users are cautioned against attributing undue certainty to our calculation of Annualized NOI. Actual NOI for any 12-month period will depend on a number of factors beyond our ability to control or predict, including general capital markets and economic conditions, any bankruptcy, insolvency, default or other failure to pay rent by one or more of our tenants and the destruction of one or more of our assets due to terrorist attack, natural disaster or other casualty, among others. We do not undertake any obligation to update our calculation to reflect events or circumstances occurring after the date of this earnings release. There can be no assurance that the annualized NOI shown will reflect JBG SMITH’s actual results of operations over any 12-month period. We also report adjusted annualized NOI which includes signed but not yet commenced leases and incremental revenue from recently delivered assets assuming stabilization. While we believe adjusted annualized NOI provides useful information regarding potential future NOI from our assets, it does not account for any decrease in NOI for lease terminations, defaults or other negative events that could affect NOI and therefore, should not be relied upon as indicative of future NOI. Management uses each of these measures as supplemental performance measures for its assets and believes they provide useful information to investors because they reflect only those revenue and expense items that are incurred at the asset level, excluding non-cash items. In addition, NOI is considered by many in the real estate industry to be a useful starting point for determining the value of a real estate asset or group of assets. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our assets that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our assets, all of which have real economic effect and could materially impact the financial performance of our assets, the utility of this measure of the operating performance of our assets is limited. Moreover, our method of calculating NOI may differ from other real estate companies and, accordingly, may not be comparable. NOI should be considered only as a supplement to net operating income (loss) (computed in accordance with GAAP) as a measure of the operating performance of our assets. Same Store and Non-Same Store “Same store” refers to the pool of assets that were in service for the entirety of both periods being compared, except for assets for which significant redevelopment, renovation, or repositioning occurred during either of the periods being compared. No JBG Assets are included in the same store pool. “Non-same store” refers to all assets excluded from the same store pool.

8 CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEETS _________________ Note: For complete financial statements, please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2017. in thousands December 31, 2017 December 31, 2016 ASSETS Real estate, at cost: Land and improvements $ 1,368,294 $ 939,592 Buildings and improvements 3,670,268 3,064,466 Construction in progress, including land 978,942 151,333 Real estate held for sale 8,293 — 6,025,797 4,155,391 Less accumulated depreciation (1,011,330) (930,769) Real estate, net 5,014,467 3,224,622 Cash and cash equivalents 316,676 29,000 Restricted cash 21,881 3,263 Tenant and other receivables, net 46,734 33,380 Deferred rent receivable, net 146,315 136,582 Investments in and advances to unconsolidated real estate ventures 261,811 45,776 Receivable from former parent — 75,062 Other assets, net 263,923 112,955 TOTAL ASSETS $ 6,071,807 $ 3,660,640 LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY Liabilities: Mortgages payable, net $ 2,025,692 $ 1,165,014 Revolving credit facility 115,751 — Unsecured term loan, net 46,537 — Payable to former parent — 283,232 Accounts payable and accrued expenses 138,607 40,923 Other liabilities, net 161,277 49,487 Total liabilities 2,487,864 1,538,656 Commitments and contingencies Redeemable noncontrolling interests 609,129 — Total equity 2,974,814 2,121,984 TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY $ 6,071,807 $ 3,660,640

9 CONDENSED CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS __________________ Note: For complete financial statements, please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2017. in thousands, except per share data Three Months Ended December 31, Year Ended December 31, 2017 2016 2017 2016 REVENUE Property rentals $ 119,726 $ 102,093 $ 436,625 $ 401,595 Tenant reimbursements 10,824 9,398 37,985 37,661 Third-party real estate services, including reimbursements 24,355 9,265 63,236 33,882 Other income 1,466 1,283 5,167 5,381 Total revenue 156,371 122,039 543,013 478,519 EXPENSES Depreciation and amortization 51,933 35,052 161,659 133,343 Property operating 33,714 25,217 111,055 100,304 Real estate taxes 18,456 14,072 66,434 57,784 General and administrative: Corporate and other 11,595 12,713 47,131 48,753 Third-party real estate services 21,557 4,794 51,919 19,066 Share-based compensation related to Formation Transaction 14,806 — 29,251 — Transaction and other costs 12,566 4,948 127,739 6,476 Total operating expenses 164,627 96,796 595,188 365,726 OPERATING INCOME (LOSS) (8,256) 25,243 (52,175) 112,793 Income (loss) from unconsolidated real estate ventures, net (2,778) 5 (4,143) (947) Interest and other income, net 422 700 1,788 2,992 Interest expense (14,328) (13,119) (58,141) (51,781) Loss on extinguishment of debt (12) — (701) — Gain (loss) on bargain purchase (3,395) — 24,376 — INCOME (LOSS) BEFORE INCOME TAX BENEFIT (EXPENSE) (28,347) 12,829 (88,996) 63,057 Income tax benefit (expense) 9,595 (199) 9,912 (1,083) NET INCOME (LOSS) (18,752) 12,630 (79,084) 61,974 Net loss attributable to redeemable noncontrolling interests 2,331 — 7,328 — Net loss attributable to noncontrolling interest 3 — 3 — NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS $ (16,418) $ 12,630 $ (71,753) $ 61,974 EARNINGS (LOSS) PER COMMON SHARE: Basic $ (0.15) $ 0.13 $ (0.70) $ 0.62 Diluted $ (0.15) $ 0.13 $ (0.70) $ 0.62 WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – basic and diluted 117,955 100,571 105,359 100,571

10 EBITDA AND ADJUSTED EBITDA (NON-GAAP) dollars in thousands Three Months Ended December 31, 2017 Six Months Ended December 31, 2017 Condensed Consolidated and Combined Statement of Operations Total revenue $ 156,371 $ 308,721 Total operating expenses 164,627 405,717 Operating Loss (8,256) (96,996) Loss from unconsolidated real estate ventures (2,778) (4,457) Interest and other income, net 422 43 Interest expense (14,328) (29,637) Loss on extinguishment of debt (12) (701) Gain (loss) on bargain purchase (3,395) 24,376 Loss Before Income Tax Benefit (Expense) (28,347) (107,372) Income tax benefit 9,595 10,629 Net Loss $ (18,752) $ (96,743) EBITDA and Adjusted EBITDA Net loss $ (18,752) $ (96,743) Depreciation and amortization expense 51,933 95,884 Interest expense (1) 14,328 29,637 Income tax expense (benefit) (9,595) (10,629) Unconsolidated real estate ventures allocated share of above adjustments 10,864 20,015 EBITDA $ 48,778 $ 38,164 Transaction and other costs 12,566 116,661 Loss on extinguishment of debt 12 701 Loss (gain) on bargain purchase 3,395 (24,376) Share-based compensation related to Formation Transaction 14,806 29,251 Adjusted EBITDA $ 79,557 $ 160,401 Net Debt to Adjusted EBITDA (2) 7.1x 7.0x December 31, 2017 Net Debt (at JBG SMITH Share) Consolidated indebtedness $ 2,188,104 Unconsolidated indebtedness 395,117 Total consolidated and unconsolidated indebtedness 2,583,221 Less: cash and cash equivalents 328,918 Net Debt (at JBG SMITH Share) $ 2,254,303 $ (0.33) ____________________ Note: Excludes the financial information of the JBG Assets for the period July 1, 2017 to July 17, 2017. (1) Interest expense includes amortization of deferred financing costs, premiums/discounts and the mark-to-market of interest rate swaps and caps. (2) For the purposes of this calculation, Adjusted EBITDA for the three months ended December 31, 2017 is annualized by multiplying by four, and Adjusted EBITDA for the six months ended December 31, 2017 is annualized by multiplying by two.

11 FFO, CORE FFO AND FAD (NON-GAAP) in thousands, except per share data Three Months Ended December 31, 2017 Six Months Ended December 31, 2017(1) FFO and Core FFO Net loss attributable to common shareholders $ (16,418) $ (86,249) Net loss attributable to redeemable noncontrolling interests (2,331) (10,491) Net loss attributable to noncontrolling interests (3) (3) Net loss (18,752) (96,743) Real estate depreciation and amortization 49,548 90,941 Pro rata share of real estate depreciation and amortization from unconsolidated real estate ventures 7,235 13,294 FFO attributable to operating partnership common units $ 38,031 $ 7,492 FFO attributable to redeemable noncontrolling interests (5,572) (1,015) FFO attributable to common shareholders $ 32,459 $ 6,477 FFO attributable to the operating partnership common units $ 38,031 $ 7,492 Transaction and other costs, net of tax 6,709 110,804 Mark-to-market on derivative instruments (881) (1,348) Share of gain from mark-to-market on derivatives held by unconsolidated real estate ventures (507) (903) Loss on extinguishment of debt 12 701 Loss (gain) on bargain purchase 3,395 (24,376) Share-based compensation related to Formation Transaction 14,806 29,251 Amortization of management contracts intangible, net of tax 161 1,914 Tax benefit associated with the 2017 Tax Act (3,854) (3,854) Core FFO attributable to operating partnership common units $ 57,872 $ 119,681 Core FFO attributable to redeemable noncontrolling interests (8,480) (16,305) Core FFO attributable to common shareholders $ 49,392 $ 103,376 FFO per diluted common share $ 0.28 $ 0.06 Core FFO per diluted common share $ 0.42 $ 0.89 Weighted average diluted shares 117,955 115,810 _______________ (1) Excludes net income (loss) from JBG Assets for the period July 1, 2017 to July 17, 2017.

12 FFO, CORE FFO AND FAD (NON-GAAP) in thousands, except per share data Three Months Ended December 31, 2017 Six Months Ended December 31, 2017 FAD Core FFO attributable to the operating partnership common units $ 57,872 $ 119,681 Recurring capital expenditures and second-generation tenant improvements and leasing commissions (24,930) (40,905) Straight-line and other rent adjustments (1) 887 (669) Share of straight-line rent from unconsolidated real estate ventures 108 (420) Third party lease liability assumption payments (1,059) (1,059) Share of third party lease liability assumption payments for unconsolidated real estate ventures (312) (312) Share-based compensation expense 2,028 3,567 Amortization of debt issuance costs 1,060 2,585 Share of debt issuance costs from unconsolidated real estate ventures 54 86 Non-real estate depreciation and amortization 928 1,733 FAD available to the Operating Partnership Common Units (A) $ 36,636 $ 84,287 Distributions to common shareholders and unitholders (B) $ 31,097 $ 62,195 FAD Payout Ratio (B÷A) (2) 84.9% 73.8% _______________ Note: Excludes net income (loss) from the JBG Assets for the period July 1, 2017 to July 17, 2017. (1) Includes straight-line rent, above/below market lease amortization and lease incentive amortization. (2) The FAD payout ratio on a quarterly basis is not necessarily indicative of an amount for the full year due to fluctuation in timing of capital expenditures, the commencement of new leases and the seasonality of our operations. Capital Expenditures Maintenance and recurring capital expenditures $ 19,054 $ 22,595 Share of maintenance capital and recurring expenditures from unconsolidated joint ventures 1,049 1,393 Second generation tenant improvements and leasing commissions 3,925 13,299 Share of second generation tenant improvements and leasing commissions from unconsolidated real estate ventures 902 3,618 Recurring capital expenditures and second-generation tenant improvements and leasing commissions 24,930 40,905 First generation tenant improvements and leasing commissions 7,584 7,584 Share of first generation tenant improvements and leasing commissions from unconsolidated real estate ventures 1,285 1,285 Non-recurring capital expenditures from consolidated properties 3,593 5,699 Share of non-recurring capital expenditures from unconsolidated joint ventures 1,029 1,471 Non-recurring capital expenditures 13,491 16,039 Total JBG SMITH Share of Capital Expenditures $ 38,421 $ 56,944

13 NOI RECONCILIATIONS (NON-GAAP) _________________ (1) Proportionate NOI attributable to unconsolidated real estate ventures includes Vornado Included Assets for all of 2017 and 2016 and JBG Assets for 2017 for the period July 18, 2017 to December 31, 2017. (2) Adjustment to include straight-line rent, above/below market lease amortization and lease incentive amortization. (3) Adjustment to include other income and payments associated with assumed lease liabilities related to operating properties, and exclude incidental income generated by development assets and commercial lease termination revenue. (4) Adjustment to include other income and payments associated with assumed lease liabilities related to operating properties, and exclude incidental income generated by development assets and commercial lease termination revenue. dollars in thousands Three Months Ended December 31, 2017 2016 Net income (loss) attributable to common shareholders $ (16,418) $ 12,630 Add: Depreciation and amortization expense 51,933 35,052 General and administrative expense: Corporate and other 11,595 12,713 Third-party real estate services 21,557 4,794 Share-based compensation related to Formation Transaction 14,806 — Transaction and other costs 12,566 4,948 Interest expense 14,328 13,119 Loss on extinguishment of debt 12 — Income tax expense (benefit) (9,595) 199 Less: Third-party real estate services, including reimbursements 24,355 9,265 Other income 1,466 1,283 Loss from unconsolidated real estate ventures, net (2,778) 5 Interest and other income (loss), net 422 700 Gain on bargain purchase (3,395) — Net loss attributable to redeemable noncontrolling interests 2,331 — Net loss attributable to noncontrolling interest 3 — Consolidated NOI 78,380 72,202 NOI attributable to consolidated JBG Assets (1) — 10,492 Proportionate NOI attributable to unconsolidated JBG Assets (1) — 3,376 Proportionate NOI attributable to unconsolidated real estate ventures (2) 8,644 1,763 Non-cash rent adjustments (3) 887 (4,114) Other adjustments (4) 2,906 (2,194) Total adjustments 12,437 9,323 NOI $ 90,817 $ 81,525 Non-same store NOI 19,205 16,580 Same store NOI $ 71,612 $ 64,945 Number of properties in same store pool 36 36

14 NOI RECONCILIATIONS (NON-GAAP) dollars in thousands Year Ended December 31, 2017 2016 Net income (loss) attributable to common shareholders $ (71,753) $ 61,974 Add: Depreciation and amortization expense 161,659 133,343 General and administrative expense: Corporate and other 47,131 48,753 Third-party real estate services 51,919 19,066 Share-based compensation related to Formation Transaction 29,251 — Transaction and other costs 127,739 6,476 Interest expense 58,141 51,781 Loss on extinguishment of debt 701 — Income tax expense (benefit) (9,912) 1,083 Less: Third-party real estate services, including reimbursements 63,236 33,882 Other income 5,167 5,381 Income (loss) from unconsolidated real estate ventures (4,143) (947) Interest and other income, net 1,788 2,992 Gain on bargain purchase 24,376 — Net loss attributable to redeemable noncontrolling interests 7,328 — Net loss attributable to noncontrolling interest 3 — Consolidated NOI 297,121 281,168 Proforma NOI attributable to consolidated JBG Assets (1) 25,165 39,641 Proportionate NOI attributable to unconsolidated JBG Assets (1) 8,646 11,692 Proportionate NOI attributable to unconsolidated real estate ventures (2) 21,515 7,326 Non-cash rent adjustments (3) (6,715) (13,030) Other adjustments (4) 3,819 (13,670) Total adjustments 52,430 31,959 NOI $ 349,551 $ 313,127 Non-same store NOI 77,547 57,828 Same store NOI $ 272,004 $ 255,299 Number of properties in same store pool 36 36 _________________ (1) Includes financial information for the JBG Assets as if the July 18, 2017 acquisition of the JBG Assets had been completed as of the beginning of the period presented. (2) Proportionate NOI attributable to unconsolidated real estate ventures includes Vornado Included Assets for all of 2017 and 2016 and JBG Assets for 2017 for the period July 18, 2017 to December 31, 2017. (3) Adjustment to include straight-line rent, above/below market lease amortization and lease incentive amortization. (4) Adjustment to include other income and payments associated with assumed lease liabilities related to operating properties, and exclude incidental income generated by development assets and commercial lease termination revenue.

6 4Q17 SUPPLEMENTAL INFORMATION S E C T I O N T H R E E Phase Zero Crystal City

Page Overview Disclosures 3-4 Company Profile 5-6 Financial Highlights 7 Portfolio Overview 8-9 Financial Information Condensed Consolidated and Combined Balance Sheets 10 Condensed Consolidated and Combined Statements of Operations 11 Unconsolidated Real Estate Ventures - Balance Sheet and Operating Information 12 Other Tangible Assets and Liabilities, Net 13 EBITDA and Adjusted EBITDA (Non-GAAP) 14 FFO, Core FFO and FAD (Non-GAAP) 15-16 Third-Party Asset Management and Real Estate Services Business (Non-GAAP) 17 Pro Rata Adjusted General and Administrative Expenses (Non-GAAP) 18 Operating Assets 19 Summary & Same Store NOI (Non-GAAP) 20-21 Summary NOI (Non-GAAP) 22 Summary NOI - Office (Non-GAAP) 23 Summary NOI - Multifamily (Non-GAAP) 24 NOI Reconciliations (Non-GAAP) 25-26 Leasing Activity Leasing Activity - Office 27 Lease Expirations 28 Signed But Not Yet Commenced Leases 29 Tenant Concentration 30 Industry Diversity 31 Property Data Portfolio Summary 32 Property Tables: Office 33-36 Multifamily 37-39 Other 40-41 Under Construction 42 Future Development 43 Debt Debt Summary 44 Debt by Instrument 45-46 Real Estate Ventures Consolidated Real Estate Ventures 47 Unconsolidated Real Estate Ventures 48-49 Definitions 50-53 TABLE OF CONTENTS DECEMBER 31, 2017 Page 2

Forward-Looking Statements Certain statements contained herein may constitute “forward-looking statements” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results of JBG SMITH Properties (“JBG SMITH” or the “Company”) may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximate”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this document. We also note the following forward-looking statements: our expected annualized dividend per share and dividend yield, estimated net operating income; in the case of our construction and near-term development assets, estimated square feet, estimated number of units, the estimated completion date, estimated stabilization date, estimated incremental investment, estimated total investment, projected net operating income yield and estimated stabilized net operating income; and in the case of our future development assets, estimated potential development density, estimated commercial SF/multifamily units to be replaced, estimated remaining acquisition cost, estimated capitalized cost and estimated total investment. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: adverse economic conditions in the Washington, DC metropolitan area, the timing of and costs associated with development and property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see “Risk Factors” and the Cautionary Statement Concerning Forward-Looking Statements in JBG SMITH’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2018. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the issuance of the Annual Report on Form 10-K, as applicable, and this Investor Report. Organization and Basis of Presentation JBG SMITH was organized by Vornado Realty Trust (“Vornado”) as a Maryland real estate investment trust (“REIT”) on October 27, 2016 (capitalized on November 22, 2016). JBG SMITH was formed for the purpose of receiving via the spin-off on July 17, 2017, substantially all of the assets and liabilities of Vornado’s Washington, DC segment, which operated as Vornado / Charles E. Smith, (the “Vornado Included Assets”). On July 18, 2017, JBG SMITH acquired the management business and certain assets (the “JBG Assets”) of The JBG Companies (“JBG” ). The spin-off from Vornado and combination with JBG are collectively referred to as the "Formation Transaction." The Vornado Included Assets are considered the accounting predecessor. As a result, the financial results of the JBG Assets are only included in the combined company’s financial statements from July 18, 2017 forward and are not reflected in the combined company’s historical financial statements for any prior period. Consequently, our results for the periods before and after the Formation Transaction are not directly comparable. We believe, however, that presenting certain supplemental adjusted financial and operational information at the property-level that is "adjusted" to include the results of the JBG Assets for periods prior to the acquisition date may be useful to investors. No other adjustments have been made to this supplemental adjusted information, which is purely informational and does not purport to be indicative of what would have happened had the acquisition of the JBG Assets occurred at the beginning of the periods presented. The information contained in this Investor Report does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information, unless otherwise indicated. Pro Rata Information We present certain financial information and metrics in this Investor Report “at JBG SMITH Share,” which refers to our ownership percentage of consolidated and unconsolidated assets in real estate ventures (collectively, “real estate ventures”) as applied to these financial measures and metrics. Financial information “at JBG SMITH Share” is calculated on an asset-by-asset basis by applying our percentage economic interest to each applicable line item of that asset’s financial information. “At JBG SMITH Share” information, which we also refer to as being “at share,” “our pro rata share” or “our share,” is not, and is not intended to be, a presentation in accordance with GAAP. Given that a substantial portion of our assets are held through real estate ventures, we believe this form of presentation, which presents our economic interests in the partially owned entities, provides investors valuable information regarding a significant component of our portfolio, its composition, performance and capitalization. We do not control the unconsolidated real estate ventures and do not have a legal claim to our co-venturers’ share of assets, liabilities, revenue and expenses. The operating agreements of the unconsolidated real estate ventures generally allow each co-venturer to receive cash distributions to the extent there is available cash from operations. The DISCLOSURES DECEMBER 31, 2017 Page 3 amount of cash each investor receives is based upon specific provisions of each operating agreement and varies depending on certain factors including the amount of capital contributed by each investor and whether any investors are entitled to preferential distributions. With respect to any such third-party arrangement, we would not be in a position to exercise sole decision-making authority regarding the property, real estate venture or other entity, and may, under certain circumstances, be exposed to economic risks not present were a third-party not involved. We and our respective co-venturers may each have the right to trigger a buy-sell or forced sale arrangement, which could cause us to sell our interest, or acquire our co-venturers’ interests, or to sell the underlying asset, either on unfavorable terms or at a time when we otherwise would not have initiated such a transaction. Our real estate ventures may be subject to debt, and the refinancing of such debt may require equity capital calls. To the extent our co-venturers do not meet their obligations to us or our real estate ventures or they act inconsistent with the interests of the real estate venture, we may be adversely affected. Because of these limitations, the non-GAAP “at JBG SMITH Share” financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP. Market Data Market data and industry forecasts are used in this Investor Report, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be the reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. Definitions See pages 50-53 for definitions of terms used in this Investor Report. Non-GAAP Measures This Investor Report includes non-GAAP measures. For these measures, we have provided an explanation of how these non-GAAP measures are calculated and why JBG SMITH’s management believes that the presentation of these measures provides useful information to investors regarding JBG SMITH’s financial condition and results of operations. Reconciliations of certain non-GAAP measures to the most directly comparable GAAP financial measure are included in this Investor Report. Our presentation of non-GAAP financial measures may not be comparable to similar non-GAAP measures used by other companies. In addition to "at share" financial information, the following non-GAAP measures are included in this Investor Report: • Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") • Adjusted EBITDA • Funds from Operations ("FFO") • Core FFO • Funds Available for Distribution ("FAD") • Net Operating Income ("NOI") • Annualized NOI • Adjusted Annualized NOI • Estimated Stabilized NOI • Projected NOI Yield • Same Store NOI • Adjusted Consolidated and Unconsolidated Indebtedness • Net Debt • Pro Rata Adjusted General and Administrative Expenses DISCLOSURES DECEMBER 31, 2017 Page 4

Company Overview JBG SMITH is an S&P 400 company that owns, operates, invests in and develops assets concentrated in leading urban infill submarkets in and around Washington, DC.  We own and operate a portfolio of high-quality office and multifamily assets, many of which are amenitized with ancillary retail. Our portfolio reflects our longstanding strategy of owning and operating assets within the Metro-served submarkets in the Washington, DC metropolitan area that have high barriers to entry and key urban amenities, including being within walking distance of the Metro. Our revenues are derived primarily from leases with office and multifamily tenants, including fixed rents and reimbursements from tenants for certain expenses such as real estate taxes, property operating expenses, and repairs and maintenance. In addition to our portfolio, we have a third-party real estate services business that provides fee-based real estate services to our real estate ventures, legacy funds formerly organized by JBG and other third parties. Q4 2017 Financial Results ▪ Net loss attributable to common shareholders was $(16.4) million, or $(0.15) per diluted share. ▪ FFO attributable to common shareholders was $32.5 million, or $0.28 per diluted share. ▪ Core FFO attributable to common shareholders was $49.4 million, or $0.42 per diluted share. Q4 2017 to Q3 2017 Comparison Below are the key highlights regarding quarter over quarter changes in the JBG SMITH portfolio. Operating Assets ▪ Annualized NOI for the operating portfolio increased to $363.3 million for the three months ended December 31, 2017, compared to $357.5 million for the three months ended September 30, 2017. Includes financial information for the JBG Assets as if the July 18, 2017 acquisition of the JBG Assets had been completed as of the beginning of the periods presented. ▪ The operating office portfolio was 88.0% leased and 87.2% occupied as of December 31, 2017, compared to 88.2% and 87.5% as of September 30, 2017. ▪ The operating multifamily portfolio was 95.6% leased and 93.8% occupied as of December 31, 2017, compared to 96.2% and 94.6% as of September 30, 2017. ▪ The operating other portfolio (excluding the Crystal City Marriott Hotel) was 96.5% leased and 96.2% occupied as of December 31, 2017, compared to 98.8% and 97.6% as of September 30, 2017. ▪ Same store NOI increased 10.3% to $71.6 million for the three months ended December 31, 2017, compared to $64.9 million for the three months ended December 31, 2016 and 6.5% to $272.0 million for the year ended December 31, 2017, compared to $255.3 million for the year ended December 31, 2016. The increase in same store NOI is largely attributable to the expiration of rent abatements, the expiration of payments associated with the assumption of lease liabilities and higher rental revenue from lease commencements. The same store pool as of December 31, 2017 includes only the assets that were in service for the entirety of both periods being compared and does not include any JBG Assets. If the JBG Assets that had been in service for the entirety of both periods being compared had been included in the same store pool, the increase in same store NOI in 2017 would have been substantially similar for the three months ended December 31, 2017 and higher for the year ended December 31, 2017. See page 52 for the definition of same store. Under Construction ▪ As of December 31, 2017, there were 10 assets under construction (four office assets, five multifamily assets and one other asset), consisting of 1.2 million square feet and 1,568 units, both at our share. ▪ During the fourth quarter, we commenced construction on one multifamily asset (965 Florida Avenue). Near-Term Development ▪ As of December 31, 2017, there were no assets in near-term development. Future Development ▪ As of December 31, 2017, there were 43 future development assets consisting of 17.9 million square feet of estimated potential density at our share. COMPANY PROFILE DECEMBER 31, 2017 (Unaudited) Page 5

Company Overview Executive Officers & Key Employees Company Snapshot as of December 31, 2017 W. Matthew Kelly Chief Executive Officer and Trustee Exchange/ticker NYSE: JBGS Robert A. Stewart Executive Vice Chairman and Trustee Insider ownership * 13.2% David P. Paul President and Chief Operating Officer Indicated annual dividend per share $0.90 Stephen W. Theriot Chief Financial Officer Dividend yield 2.6% James L. Iker Chief Investment Officer Brian P. Coulter Co-Chief Development Officer Total Enterprise Value (dollars in billions, except share price) Kevin P. Reynolds Co-Chief Development Officer Share price $34.73 Patrick J. Tyrrell Chief Administrative Officer Shares and units outstanding (in millions) 137.74 Steven A. Museles Chief Legal Officer Total market capitalization $4.78 Angela F. Valdes Chief Accounting Officer Total consolidated and unconsolidated indebtedness at JBG SMITH share 2.58 Less: cash and cash equivalents at JBG SMITH share (0.33) Net debt $2.25 Total Enterprise Value $7.03 * Represents the percentage of all outstanding common shares of JBG SMITH Properties owned or represented by the Company’s trustees and executive officers as of March 5, 2018 assuming that all of their OP Units are converted to shares, but that no other OP Units are converted. The percentage of all outstanding common shares of JBG SMITH Properties and OP Units of JBG SMITH Properties LP owned by the Company’s trustees and executive officers as of such date is 11.4%. COMPANY PROFILE DECEMBER 31, 2017 (Unaudited) Page 6

dollars in thousands, except per share data Three Months Ended December 31, 2017 Summary Financial Results Total revenue $ 156,371 Net loss attributable to common shareholders $ (16,418) Per diluted common share $ (0.15) Total NOI $ 90,817 FFO attributable to operating partnership common units (including units owned by JBG SMITH Properties) $ 38,031 Per operating partnership common unit $ 0.28 Core FFO attributable to operating partnership common units (including units owned by JBG SMITH Properties) $ 57,872 Per operating partnership common unit $ 0.42 FAD attributable to the operating partnership common units (including units owned by JBG SMITH Properties) $ 36,636 FAD payout ratio 84.9% EBITDA attributable to operating partnership common units (including units owned by JBG SMITH Properties) $ 48,778 Adjusted EBITDA attributable to operating partnership common units (including units owned by JBG SMITH Properties) $ 79,557 Debt Summary and Key Ratios (at JBG SMITH Share) Total consolidated indebtedness, net $ 2,188,104 Total consolidated and unconsolidated indebtedness, net $ 2,583,221 Weighted average interest rates: Variable rate debt 3.71% Fixed rate debt 4.19% Total debt 4.05% Net debt / annualized adjusted EBITDA 7.1x Cash and cash equivalents $ 328,918 FINANCIAL HIGHLIGHTS DECEMBER 31, 2017 (Unaudited) Page 7

100% Share At JBG SMITH Share Number of Assets Square Feet/ Units Square Feet/ Units % Leased Annualized Rent (in thousands) Annualized Rent per Square Foot/ Monthly Rent Per Unit (1) Annualized NOI (in thousands) Operating Office In service 50 13,704,212 11,789,137 88.0% $ 453,206 $ 44.68 $ 284,212 Recently delivered 1 40,025 40,025 77.8% 1,291 — — Total / weighted average 51 13,744,237 11,829,162 88.0% $ 454,497 $ 44.68 $ 284,212 Multifamily In service 14 6,016 4,232 95.6% $ 104,324 $ 2,145 $ 72,732 Other (2) In service 4 764,612 348,242 96.5% $ 2,952 $ 37.32 $ 6,324 Operating - Total / Weighted Average 69 14,508,849 SF/6,016 Units 12,177,404 SF/ 4,232 Units 89.9% $ 561,773 $44.61 per SF/ $2,145 per unit $ 363,268 Development (3) Under Construction Office (4) 4 1,303,798 1,194,043 61.8% Multifamily 5 1,767 1,568 N/A Other 1 41,050 4,105 100.0% Development - Total 10 1,344,848 SF/ 1,767 Units 1,198,148 SF/ 1,568 Units 63.0% Future Development 43 21,364,600 17,921,900 See footnotes on page 9. PORTFOLIO OVERVIEW DECEMBER 31, 2017 (Unaudited) Page 8

Footnotes (1) For office assets, represents annualized office rent divided by occupied office square feet; annualized retail rent and retail square feet are excluded from this metric. For multifamily assets, represents monthly multifamily rent divided by occupied units; retail rent is excluded from this metric. For other assets, represents annualized rent divided by occupied square feet; the Crystal City Marriott is excluded from annualized rent per square foot metrics. Occupied square footage may differ from leased square footage because leased square footage includes leases that have been signed but have not yet commenced. (2) Includes three standalone retail assets and the Crystal City Marriott, a standalone hotel totaling 266,000 square feet and 345 rooms. The Crystal City Marriott is excluded from percent leased, annualized rent, and annualized rent per square foot metrics. (3) Refer to pages 42-43 for detail on under construction and future development assets. (4) Includes JBG SMITH’s lease for approximately 80,200 square feet at 4747 Bethesda Avenue. PORTFOLIO OVERVIEW DECEMBER 31, 2017 (Unaudited) Page 9

in thousands December 31, 2017 December 31, 2016 ASSETS Real estate, at cost: Land and improvements $ 1,368,294 $ 939,592 Buildings and improvements 3,670,268 3,064,466 Construction in progress, including land 978,942 151,333 Real estate held for sale 8,293 — 6,025,797 4,155,391 Less accumulated depreciation (1,011,330) (930,769) Real estate, net 5,014,467 3,224,622 Cash and cash equivalents 316,676 29,000 Restricted cash 21,881 3,263 Tenant and other receivables, net 46,734 33,380 Deferred rent receivable, net 146,315 136,582 Investments in and advances to unconsolidated real estate ventures 261,811 45,776 Receivable from former parent — 75,062 Other assets, net 263,923 112,955 TOTAL ASSETS $ 6,071,807 $ 3,660,640 LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY Liabilities: Mortgages payable, net $ 2,025,692 $ 1,165,014 Revolving credit facility 115,751 — Unsecured term loan, net 46,537 — Payable to former parent — 283,232 Accounts payable and accrued expenses 138,607 40,923 Other liabilities, net 161,277 49,487 Total liabilities 2,487,864 1,538,656 Commitments and contingencies Redeemable noncontrolling interests 609,129 — Total equity 2,974,814 2,121,984 TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY $ 6,071,807 $ 3,660,640 _______________ Note: For complete financial statements, please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2017. CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEETS DECEMBER 31, 2017 (Unaudited) Page 10

in thousands, except per share data Three Months Ended December 31, Year Ended December 31, 2017 2016 2017 2016 REVENUE Property rentals $ 119,726 $ 102,093 $ 436,625 $ 401,595 Tenant reimbursements 10,824 9,398 37,985 37,661 Third-party real estate services, including reimbursements 24,355 9,265 63,236 33,882 Other income 1,466 1,283 5,167 5,381 Total revenue 156,371 122,039 543,013 478,519 EXPENSES Depreciation and amortization 51,933 35,052 161,659 133,343 Property operating 33,714 25,217 111,055 100,304 Real estate taxes 18,456 14,072 66,434 57,784 General and administrative: Corporate and other 11,595 12,713 47,131 48,753 Third-party real estate services 21,557 4,794 51,919 19,066 Share-based compensation related to Formation Transaction 14,806 — 29,251 — Transaction and other costs 12,566 4,948 127,739 6,476 Total operating expenses 164,627 96,796 595,188 365,726 OPERATING INCOME (LOSS) (8,256) 25,243 (52,175) 112,793 Income (loss) from unconsolidated real estate ventures (2,778) 5 (4,143) (947) Interest and other income, net 422 700 1,788 2,992 Interest expense (14,328) (13,119) (58,141) (51,781) Loss on extinguishment of debt (12) — (701) — Gain (loss) on bargain purchase (3,395) — 24,376 — INCOME (LOSS) BEFORE INCOME TAX BENEFIT (EXPENSE) (28,347) 12,829 (88,996) 63,057 Income tax benefit (expense) 9,595 (199) 9,912 (1,083) NET INCOME (LOSS) (18,752) 12,630 (79,084) 61,974 Net loss attributable to redeemable noncontrolling interests JBG SMITH LP 2,331 — 7,328 — Net loss attributable to noncontrolling interest 3 — 3 — NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS $ (16,418) $ 12,630 $ (71,753) $ 61,974 EARNINGS (LOSS) PER COMMON SHARE: Basic $ (0.15) $ 0.13 $ (0.70) $ 0.62 Diluted $ (0.15) $ 0.13 $ (0.70) $ 0.62 WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - Basic and Diluted 117,955 100,571 105,359 100,571 ___________________ Note: For complete financial statements, please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2017. CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS DECEMBER 31, 2017 (Unaudited) Page 11

in thousands, at JBG SMITH share BALANCE SHEET INFORMATION December 31, 2017 Cash and cash equivalents $ 12,313 Total real estate, at cost 685,353 Less accumulated depreciation (65,446) Real estate, net 619,907 Other assets, net 71,032 Total assets $ 703,252 Debt, net $ 411,783 Other liabilities, net 12,844 Total liabilities $ 424,627 OPERATING INFORMATION Three Months Ended December 31, 2017 Total revenue $ 15,305 Expenses: Depreciation and amortization 7,235 Property operating 4,481 Real estate taxes 2,788 Total operating expenses 14,504 Operating income 801 Interest expense (3,629) Gain on other investments 62 Loss before income tax expense (2,766) Income tax expense (12) Net loss $ (2,778) UNCONSOLIDATED REAL ESTATE VENTURES DECEMBER 31, 2017 (Unaudited) Page 12

in thousands, at JBG SMITH share December 31, 2017 Other Tangible Assets, Net (1) Restricted cash $ 21,880 Tenant and other receivables, net 46,733 Other assets, net 24,689 Total Other Tangible Assets, Net $ 93,302 Other Tangible Liabilities, Net (2) Accounts payable and accrued liabilities $ 136,779 Other liabilities 80,220 Total Other Tangible Liabilities, Net $ 216,999 ____________________ (1) Excludes cash and cash equivalents. (2) Excludes debt. OTHER TANGIBLE ASSETS AND LIABILITIES, NET DECEMBER 31, 2017 (Unaudited) Page 13

dollars in thousands Three Months Ended December 31, 2017 Six Months Ended December 31, 2017 Condensed Consolidated and Combined Statement of Operations Total revenue $ 156,371 $ 308,721 Total operating expenses 164,627 405,717 Operating loss (8,256) (96,996) Loss from unconsolidated real estate ventures (2,778) (4,457) Interest and other income, net 422 43 Interest expense (14,328) (29,637) Loss on extinguishment of debt (12) (701) Gain (loss) on bargain purchase (3,395) 24,376 Loss before income tax benefit (28,347) (107,372) Income tax benefit 9,595 10,629 Net Loss $ (18,752) $ (96,743) EBITDA and Adjusted EBITDA Net loss $ (18,752) $ (96,743) Depreciation and amortization expense 51,933 95,884 Interest expense (1) 14,328 29,637 Income tax expense (benefit) (9,595) (10,629) Unconsolidated real estate ventures allocated share of above adjustments 10,864 20,015 EBITDA $ 48,778 $ 38,164 Transaction and other costs 12,566 116,661 Loss on extinguishment of debt 12 701 Loss (gain) on bargain purchase 3,395 (24,376) Share-based compensation related to Formation Transaction 14,806 29,251 Adjusted EBITDA $ 79,557 $ 160,401 Net Debt to Adjusted EBITDA (2) 7.1x 7.0x December 31, 2017 Net Debt (at JBG SMITH Share) Consolidated indebtedness $ 2,188,104 Unconsolidated indebtedness 395,117 Total consolidated and unconsolidated indebtedness 2,583,221 Less: cash and cash equivalents 328,918 Net Debt (at JBG SMITH Share) $ 2,254,303 $ (0.33) ____________________ Note: Excludes the financial information of the JBG Assets for the period July 1, 2017 to July 17, 2017. (1) Interest expense includes amortization of deferred financing costs, premiums/discounts and the mark-to-market of interest rate swaps and caps. (2) Adjusted EBITDA for the three months ended December 31, 2017 is annualized by multiplying by four. Adjusted EBITDA for the six months ended December 31, 2017 is annualized by multiplying by two. EBITDA AND ADJUSTED EBITDA (NON-GAAP) DECEMBER 31, 2017 (Unaudited) Page 14

in thousands, except per share data Three Months Ended December 31, 2017 Six Months Ended December 31, 2017 FFO and Core FFO Net loss attributable to common shareholders $ (16,418) $ (86,249) Net loss attributable to redeemable noncontrolling interests (2,331) (10,491) Net loss attributable to noncontrolling interests (3) (3) Net loss (18,752) (96,743) Real estate depreciation and amortization 49,548 90,941 Pro rata share of real estate depreciation and amortization from unconsolidated real estate ventures 7,235 13,294 FFO Attributable to Operating Partnership Common Units $ 38,031 $ 7,492 FFO attributable to redeemable noncontrolling interests (5,572) (1,015) FFO attributable to diluted common shareholders $ 32,459 $ 6,477 FFO attributable to the operating partnership common units $ 38,031 $ 7,492 Transaction and other costs, net of tax 6,709 110,804 Mark-to-market on derivative instruments (881) (1,348) Share of gain from mark-to-market on derivatives held by unconsolidated real estate ventures (507) (903) Loss on extinguishment of debt 12 701 Loss (gain) on bargain purchase 3,395 (24,376) Share-based compensation related to Formation Transaction 14,806 29,251 Amortization of management contracts intangible, net of tax 161 1,914 Tax benefit associated with the 2017 Tax Act (3,854) (3,854) Core FFO Attributable to Operating Partnership Common Units $ 57,872 $ 119,681 Core FFO attributable to redeemable noncontrolling interests (8,480) (16,305) Core FFO attributable to diluted common shareholders $ 49,392 $ 103,376 FFO per diluted common share $ 0.28 $ 0.06 Core FFO per diluted common share $ 0.42 $ 0.89 Weighted average diluted shares 117,955 115,810 _______________ Note: Excludes net income (loss) from JBG Assets for the period July 1, 2017 to July 17, 2017. FFO, CORE FFO AND FAD (NON-GAAP) DECEMBER 31, 2017 (Unaudited) Page 15

in thousands, except per share data Three Months Ended December 31, 2017 Six Months Ended December 31, 2017 FAD Core FFO attributable to the operating partnership common units $ 57,872 $ 119,681 Recurring capital expenditures and second generation tenant improvements and leasing commissions (24,930) (40,905) Straight-line and other rent adjustments (1) 887 (669) Share of straight-line rent from unconsolidated real estate ventures 108 (420) Third-party lease liability assumption payments (1,059) (1,059) Share of third party lease liability assumption payments for unconsolidated real estate ventures (312) (312) Share-based compensation expense 2,028 3,567 Amortization of debt issuance costs 1,060 2,585 Share of debt issuance costs from unconsolidated real estate ventures 54 86 Non-real estate depreciation and amortization 928 1,733 FAD available to the Operating Partnership Common Units (A) $ 36,636 $ 84,287 Distributions to common shareholders and unitholders (B) $ 31,097 $ 62,195 FAD Payout Ratio (B÷A) (2) 84.9% 73.8% Capital Expenditures Maintenance and recurring capital expenditures $ 19,054 $ 22,595 Share of maintenance capital and recurring expenditures from unconsolidated joint ventures 1,049 1,393 Second generation tenant improvements and leasing commissions 3,925 13,299 Share of second generation tenant improvements and leasing commissions from unconsolidated real estate ventures 902 3,618 Recurring capital expenditures and second generation tenant improvements and leasing commissions 24,930 40,905 First generation tenant improvements and leasing commissions 7,584 7,584 Share of first generation tenant improvements and leasing commissions from unconsolidated real estate ventures 1,285 1,285 Non recurring capital expenditures 3,593 5,699 Share of non recurring capital expenditures from unconsolidated joint ventures 1,029 1,471 Non recurring capital expenditures 13,491 16,039 Total JBG SMITH Share of Capital Expenditures $ 38,421 $ 56,944 _______________ Note: Excludes net income (loss) from the JBG Assets for the period July 1, 2017 to July 17, 2017. (1) Includes straight-line rent, above/below market lease amortization and lease incentive amortization. (2) The FAD payout ratio on a quarterly basis is not necessarily indicative of an amount for the full year due to fluctuation in timing of capital expenditures, the commencement of new leases and the seasonality of our operations. FFO, CORE FFO AND FAD (NON-GAAP) DECEMBER 31, 2017 (Unaudited) Page 16

dollars in thousands, at JBG SMITH share Three Months Ended December 31, 2017 Source of Revenue JBG SMITH JV Partner (1) Legacy JBG Funds Third-Party Management Total Service Revenue Property management fees $ 1,567 $ 1,402 $ 2,832 $ 5,801 Asset management fees 541 3,461 — 4,002 Leasing fees 138 384 1,203 1,725 Development fees 245 872 600 1,717 Construction management fees 261 297 143 701 Other service revenue 81 78 113 272 Total Revenue (2) $ 2,833 $ 6,494 $ 4,891 $ 14,218 Allocated general and administrative expenses (3) (10,344) Total Services Revenue Less Allocated General and Administrative Expenses (4) $ 3,874 ____________________ (1) Service revenues from joint ventures are calculated on an asset-by-asset basis by applying our real estate venture partners’ respective economic interests to the fees we earned from each consolidated and unconsolidated real estate venture. (2) Included in “third-party real estate services, including reimbursements” in our consolidated statement of operations are $7.8 million of reimbursement revenue and $2.1 million of service revenue from our economic interest in consolidated and unconsolidated real estate ventures that are excluded from this table. (3) Our personnel perform services for wholly owned properties and properties we manage on behalf of real estate ventures, legacy JBG funds and third-parties. We allocate personnel and other costs to wholly owned properties (included in "property operating expenses" and "general and administrative expense: corporate and other" in our consolidated statement of operations) and to properties owned by the real estate ventures, legacy JBG funds and third parties (included in "general and administrative expense: third-party real estate services" in our consolidated statement of operations) using estimates of the time spent performing services related to properties in the respective portfolios and other allocation methodologies. Allocated general and administrative expenses related to real estate ventures are calculated on an asset-by-asset basis by applying our real estate venture partners’ respective economic interests to the total general and administrative expenses allocated to each asset. (4) Third-party services revenue, excluding reimbursement revenue and service revenue from our economic interest in consolidated and unconsolidated real estate ventures, less allocated general and administrate expenses. Management uses this measure as a supplemental performance measure for its third-party asset management and real estate services business and believes it provides useful information to investors because it reflects only those revenue and expense items incurred by the Company and can be used to assess the profitability of the third-party asset management and real estate services business. THIRD-PARTY ASSET MANAGEMENT AND REAL ESTATE SERVICES BUSINESS (NON-GAAP) DECEMBER 31, 2017 (Unaudited) Page 17

dollars in thousands Three Months Ended December 31, 2017 Per Statement of Operations Adjustments Pro Rata AdjustedA B C D General and Administrative Expenses Corporate and other $ 11,595 $ — $ — $ 1,526 $ (249) $ 12,872 Third-party real estate services 21,557 — (9,687) (1,526) — 10,344 Share-based compensation related to Formation Transaction 14,806 (14,806) — — — — Total $ 47,958 $ (14,806) $ (9,687) $ — $ (249) $ 23,216 _______________ Adjustment Explanations: A - Removes share-based compensation related to the Formation Transaction. B - Removes $9.3 million of G&A expenses reimbursed by third-party owners of real estate we manage and $0.4 million of other expenses related to revenue which has been excluded from Service Revenue on page 17. Revenue from reimbursements is included in "Third-party real estate services, including reimbursements" in our consolidated statement of operations. C - Reflects an adjustment to allocate our share of G&A expenses of unconsolidated real estate ventures to "Corporate and other" and our consolidated real estate venture partners' share of G&A expenses to "Third-party real estate services." D - Reflects the adjustment to capitalized G&A expenses related to "Corporate and other" allocation in Adjustment C. PRO RATA ADJUSTED GENERAL AND ADMINISTRATIVE EXPENSES (NON-GAAP) DECEMBER 31, 2017 (Unaudited) Page 18

dollars in thousands, at JBG SMITH share Plus: Signed But Not Yet Commenced Leases Adjusted Annualized NOI 4Q 2017 NOI Annualized NOI% Occupied Office DC 93.7% $ 21,501 $ 86,004 $ 296 $ 86,300 VA 85.5% 46,894 187,576 3,935 191,511 MD 81.9% 2,658 10,632 218 10,850 Total / weighted average 87.2% $ 71,053 $ 284,212 $ 4,449 $ 288,661 Multifamily DC 91.3% $ 4,858 $ 19,432 $ — $ 19,432 VA 94.3% 11,813 47,252 — 47,252 MD 95.5% 1,512 6,048 — 6,048 Total / weighted average 93.8% $ 18,183 $ 72,732 $ — $ 72,732 Other (1) Total / weighted average 96.2% $ 1,581 $ 6,324 $ 237 $ 6,561 Total 88.9% $ 90,817 $ 363,268 $ 4,686 $ 367,954 ____________________ (1) Includes three standalone retail assets and the Crystal City Marriott, a standalone hotel totaling 266,000 square feet and 345 rooms. The Crystal City Marriott is excluded from the percent occupied metric. OPERATING ASSETS DECEMBER 31, 2017 (Unaudited) Page 19

dollars in thousands 100% Share At JBG SMITH Share NOI for the Three Months Ended December 31, Number of Assets Square Feet/ Units Square Feet/ Units % Leased (1) % Occupied (1) 2017 2016 % Change Same Store (2) DC 9 2,835,910 SF/ 283 Units 2,094,258 SF/ 283 Units 95.4% 95.4% $ 20,829 $ 16,496 26.3 % VA 26 7,476,394 SF/ 2,151 Units 7,476,394 SF/ 2,151 Units 87.6% 83.9% 49,768 47,401 5.0 % MD 1 214,300 SF 214,300 SF 98.4% 98.9% 1,015 1,048 (3.1)% Total / weighted average 36 10,526,604 SF/ 2,434 Units 9,784,952 SF/ 2,434 Units 89.3% 86.8% $ 71,612 $ 64,945 10.3 % Non-Same Store DC 10 1,383,550 SF/ 1,258 Units 721,049 SF/ 574 Units 90.5% 88.6% $ 5,598 $ 4,214 32.8 % VA 14 2,211,723 SF/ 1,045 Units 1,368,654 SF/ 734 Units 94.6% 94.4% 10,452 8,709 20.0 % MD 9 386,972 SF/ 1,279 Units 302,749 SF/ 490 Units 85.5% 68.4% 3,155 3,657 (13.7)% Total / weighted average 33 3,982,245 SF/ 3,582 Units 2,392,452 SF/ 1,798 Units 91.8% 89.5% $ 19,205 $ 16,580 15.8 % Total Operating Portfolio DC 19 4,219,460 SF/ 1,541 Units 2,815,307 SF/ 857 Units 93.7% 93.8% $ 26,427 $ 20,710 27.6 % VA 40 9,688,117 SF/ 3,196 Units 8,845,048 SF/ 2,885 Units 88.8% 85.6% 60,220 56,110 7.3 % MD 10 601,272 SF/ 1,279 Units 517,049 SF/ 490 Units 88.6% 81.9% 4,170 4,705 (11.4)% Operating Portfolio - Total / Weighted Average 69 14,508,849 SF/ 6,016 Units 12,177,404 SF/ 4,232 Units 89.9% 88.9% $ 90,817 $ 81,525 11.4% ____________________ Note: Includes financial information for the JBG Assets as if the July 18, 2017 acquisition of the JBG Assets had been completed as of the beginning of the period presented. (1) The Crystal City Marriott is excluded from the percent leased and percent occupied metrics. (2) Same store refers to the pool of assets that were in service for the entirety of both periods being compared, except for assets for which significant redevelopment, renovation, or repositioning occurred during either of the periods being compared. No JBG Assets are included in the same store pool. SUMMARY & SAME STORE NOI (NON-GAAP) DECEMBER 31, 2017 (Unaudited) Page 20

dollars in thousands 100% Share At JBG SMITH Share NOI for the Year Ended December 31, Number of Assets Square Feet/ Units Square Feet/ Units % Leased (1) % Occupied (1) 2017 2016 % Change Same Store (2) DC 9 2,835,910 SF/ 283 Units 2,094,258 SF/ 283 Units 95.4% 95.4% $ 74,150 $ 67,359 10.1 % VA 26 7,476,394 SF/ 2,151 Units 7,476,394 SF/ 2,151 Units 87.6% 83.9% 194,053 183,995 5.5 % MD 1 214,300 SF 214,300 SF 98.4% 98.9% 3,801 3,945 (3.7)% Total / weighted average 36 10,526,604 SF/ 2,434 Units 9,784,952 SF/ 2,434 Units 89.3% 86.8% $ 272,004 $ 255,299 6.5 % Non-Same Store DC 10 1,383,550 SF/ 1,258 Units 721,049 SF/ 574 Units 90.5% 88.6% $ 23,263 $ 15,802 47.2 % VA 14 2,211,723 SF/ 1,045 Units 1,368,654 SF/ 734 Units 94.6% 94.4% 41,126 27,256 50.9 % MD 9 386,972 SF/ 1,279 Units 302,749 SF/ 490 Units 85.5% 68.4% 13,158 14,770 (10.9)% Total / weighted average 33 3,982,245 SF/ 3,582 Units 2,392,452 SF/ 1,798 Units 91.8% 89.5% $ 77,547 $ 57,828 34.1 % Total Operating Portfolio DC 19 4,219,460 SF/ 1,541 Units 2,815,307 SF/ 857 Units 93.7% 93.8% $ 97,413 $ 83,161 17.1 % VA 40 9,688,117 SF/ 3,196 Units 8,845,048 SF/ 2,885 Units 88.8% 85.6% 235,179 211,251 11.3 % MD 10 601,272 SF/ 1,279 Units 517,049 SF/ 490 Units 88.6% 81.9% 16,959 18,715 (9.4)% Operating Portfolio - Total / Weighted Average 69 14,508,849 SF/ 6,016 Units 12,177,404 SF/ 4,232 Units 89.9% 88.9% $ 349,551 $ 313,127 11.6 % See footnotes on page 20. SUMMARY & SAME STORE NOI (NON-GAAP) DECEMBER 31, 2017 (Unaudited) Page 21

dollars in thousands NOI for the Three Months Ended December 31, 2017 at JBG SMITH Share Consolidated Unconsolidated Office Multifamily Other Total Number of operating assets 50 19 51 14 4 69 Property rentals (1) $ 112,242 $ 11,695 $ 96,933 $ 25,262 $ 1,742 $ 123,937 Tenant expense reimbursement 10,940 2,367 11,770 1,351 186 13,307 Other revenue 8,632 957 7,963 1,617 9 9,589 Total revenue 131,814 15,019 116,666 28,230 1,937 146,833 Operating expenses (49,167) (6,372) (45,141) (10,042) (356) (55,539) Ground rent expense (472) (5) (472) (5) — (477) Total expenses (49,639) (6,377) (45,613) (10,047) (356) (56,016) NOI (1) $ 82,175 $ 8,642 $ 71,053 $ 18,183 $ 1,581 $ 90,817 Annualized NOI $ 328,700 $ 34,568 $ 284,212 $ 72,732 $ 6,324 $ 363,268 Additional Information Free rent (at 100% share) $ 5,389 $ 1,901 $ 6,062 $ 1,172 $ 56 $ 7,290 Free rent (at JBG SMITH share) $ 5,389 $ 460 $ 5,205 $ 638 $ 6 $ 5,849 Annualized free rent (at JBG SMITH share) (2) $ 21,556 $ 1,840 $ 20,820 $ 2,552 $ 24 $ 23,396 Payments associated with assumed lease liabilities (at 100% share) $ 514 $ 284 $ 798 $ — $ — $ 798 Payments associated with assumed lease liabilities (at JBG SMITH share) $ 514 $ 156 $ 670 $ — $ — $ 670 Annualized payments associated with assumed lease liabilities (at JBG SMITH share)(3) $ 2,056 $ 624 $ 2,680 $ — $ — $ 2,680 % occupied (at JBG SMITH share) (4) 88.5% 93.2% 87.2% 93.8% 96.2% 88.9% Annualized base rent of signed leases, not commenced (at 100% share) (5) $ 4,312 $ 992 $ 5,067 $ — $ 237 $ 5,304 Annualized base rent of signed leases, not commenced (at JBG SMITH share) (5) $ 4,312 $ 374 $ 4,449 $ — $ 237 $ 4,686 ___________________ (1) Property rentals and NOI exclude management fees, straight-line rent adjustments, and other GAAP adjustments, and include payments associated with assumed lease liabilities. See definition of NOI on page 51. (2) Represents JBG SMITH share of free rent for the three months ended December 31, 2017 multiplied by four. (3) Represents JBG SMITH's share of payments associated with assumed lease liabilities for the three months ended December 31, 2017 multiplied by four. (4) The Crystal City Marriott is excluded from the percent occupied metric. (5) Represents monthly base rent before free rent and straight line rent adjustments, plus estimated tenant reimbursements for the month in which the lease commences, multiplied by 12. Triple net leases are converted to a gross basis by adding estimated tenant reimbursements to monthly base rent. SUMMARY NOI (NON-GAAP) DECEMBER 31, 2017 (Unaudited) Page 22

dollars in thousands NOI for the Three Months Ended December 31, 2017 at JBG SMITH Share Consolidated Unconsolidated DC VA MD Total Number of operating assets 39 12 14 32 5 51 Property rentals (1) $ 87,689 $ 9,244 $ 28,010 $ 64,791 $ 4,132 $ 96,933 Tenant expense reimbursement 9,576 2,194 6,771 4,742 257 11,770 Other revenue 7,154 809 1,945 5,574 444 7,963 Total revenue 104,419 12,247 36,726 75,107 4,833 116,666 Operating expenses (39,632) (5,509) (15,025) (28,143) (1,973) (45,141) Ground rent expense (472) — (200) (70) (202) (472) Total expenses (40,104) (5,509) (15,225) (28,213) (2,175) (45,613) NOI (1) $ 64,315 $ 6,738 $ 21,501 $ 46,894 $ 2,658 $ 71,053 Annualized NOI $ 257,260 $ 26,952 $ 86,004 $ 187,576 $ 10,632 $ 284,212 Additional Information Free rent (at 100% share) $ 4,873 $ 1,189 $ 1,660 $ 4,344 $ 58 $ 6,062 Free rent (at JBG SMITH share) $ 4,873 $ 332 $ 1,253 $ 3,925 $ 27 $ 5,205 Annualized free rent (at JBG SMITH share) (2) $ 19,492 $ 1,328 $ 5,012 $ 15,700 $ 108 $ 20,820 Payments associated with assumed lease liabilities (at 100% share) $ 514 $ 284 $ 284 $ 514 $ — $ 798 Payments associated with assumed lease liabilities (at JBG SMITH share) $ 514 $ 156 $ 156 $ 514 $ — $ 670 Annualized payments associated with assumed lease liabilities (at JBG SMITH share) (3) $ 2,056 $ 624 $ 624 $ 2,056 $ — $ 2,680 % occupied (at JBG SMITH share) (4) 86.7% 93.3% 93.7% 85.5% 81.9% 87.2% Annualized base rent of signed leases, not commenced (at 100% share) (5) $ 4,075 $ 992 $ 568 $ 4,281 $ 218 $ 5,067 Annualized base rent of signed leases, not commenced (at JBG SMITH share) (5) $ 4,075 $ 374 $ 296 $ 3,935 $ 218 $ 4,449 See footnotes on page 22. SUMMARY NOI - OFFICE (NON-GAAP) DECEMBER 31, 2017 (Unaudited) Page 23

dollars in thousands NOI for the Three Months Ended December 31, 2017 at JBG SMITH Share Consolidated Unconsolidated DC VA MD Total Number of operating assets 8 6 4 5 5 14 Property rentals (1) $ 23,082 $ 2,180 $ 6,562 $ 16,406 $ 2,294 $ 25,262 Tenant expense reimbursement 1,241 110 179 1,108 64 1,351 Other revenue 1,475 142 398 1,116 103 1,617 Total revenue 25,798 2,432 7,139 18,630 2,461 28,230 Operating expenses (9,280) (762) (2,281) (6,817) (944) (10,042) Ground rent expense — (5) — — (5) (5) Total expenses (9,280) (767) (2,281) (6,817) (949) (10,047) NOI (1) $ 16,518 $ 1,665 $ 4,858 $ 11,813 $ 1,512 $ 18,183 Annualized NOI $ 66,072 $ 6,660 $ 19,432 $ 47,252 $ 6,048 $ 72,732 Additional Information Free rent (at 100% share) $ 516 $ 656 $ 485 $ 364 $ 323 $ 1,172 Free rent (at JBG SMITH share) $ 516 $ 122 $ 244 $ 349 $ 45 $ 638 Annualized free rent (at JBG SMITH share) (2) $ 2,064 $ 488 $ 976 $ 1,396 $ 180 $ 2,552 Payments associated with assumed lease liabilities (at 100% share) $ — $ — $ — $ — $ — $ — Payments associated with assumed lease liabilities (at JBG SMITH share) $ — $ — $ — $ — $ — $ — Annualized payments associated with assumed lease liabilities (at JBG SMITH share) (3) $ — $ — $ — $ — $ — $ — % occupied (at JBG SMITH share) (4) 93.9% 92.5% 91.3% 94.3% 95.5% 93.8% Annualized base rent of signed leases, not commenced (at 100% share) (5) $ — — $ — — — $ — Annualized base rent of signed leases, not commenced (at JBG SMITH share) (5) $ — — $ — — — $ — See footnotes on page 22. SUMMARY NOI - MULTIFAMILY (NON-GAAP) DECEMBER 31, 2017 (Unaudited) Page 24

dollars in thousands Three Months Ended December 31, 2017 2016 Net income (loss) attributable to common shareholders $ (16,418) $ 12,630 Add: Depreciation and amortization expense 51,933 35,052 General and administrative expense: Corporate and other 11,595 12,713 Third-party real estate services 21,557 4,794 Share-based compensation related to Formation Transaction 14,806 — Transaction and other costs 12,566 4,948 Interest expense 14,328 13,119 Loss on extinguishment of debt 12 — Income tax expense (benefit) (9,595) 199 Less: Third-party real estate services, including reimbursements 24,355 9,265 Other income 1,466 1,283 Loss from unconsolidated real estate ventures, net (2,778) 5 Interest and other income (loss), net 422 700 Gain on bargain purchase (3,395) — Net loss attributable to redeemable noncontrolling interests 2,331 — Net loss attributable to noncontrolling interest 3 — Consolidated NOI 78,380 72,202 NOI attributable to consolidated JBG Assets (1) — 10,492 Proportionate NOI attributable to unconsolidated JBG Assets (1) — 3,376 Proportionate NOI attributable to unconsolidated real estate ventures (2) 8,644 1,763 Non-cash rent adjustments (3) 887 (4,114) Other adjustments (4) 2,906 (2,194) Total adjustments 12,437 9,323 NOI $ 90,817 $ 81,525 Non-same store NOI 19,205 16,580 Same store NOI $ 71,612 $ 64,945 Number of properties in same store pool 36 36 ___________________ (1) Includes financial information for the JBG Assets as if the July 18, 2017 acquisition of the JBG Assets had been completed as of the beginning of the period presented. (2) Proportionate NOI attributable to unconsolidated real estate ventures includes Vornado Included Assets for all of 2017 and 2016 and JBG Assets for 2017 for the period July 18, 2017 to December 31, 2017. (3) Adjustment to exclude straight-line rent, above/below market lease amortization and lease incentive amortization. (4) Adjustment to include other income and payments associated with assumed lease liabilities related to operating properties, and exclude incidental income generated by development assets and commercial lease termination revenue. NOI RECONCILIATIONS (NON-GAAP) DECEMBER 31, 2017 (Unaudited) Page 25

dollars in thousands Year Ended December 31, 2017 2016 Net income (loss) attributable to common shareholders $ (71,753) $ 61,974 Add: Depreciation and amortization expense 161,659 133,343 General and administrative expense: Corporate and other 47,131 48,753 Third-party real estate services 51,919 19,066 Share-based compensation related to Formation Transaction 29,251 — Transaction and other costs 127,739 6,476 Interest expense 58,141 51,781 Loss on extinguishment of debt 701 — Income tax expense (benefit) (9,912) 1,083 Less: Third-party real estate services, including reimbursements 63,236 33,882 Other income 5,167 5,381 Income (loss) from unconsolidated real estate ventures (4,143) (947) Interest and other income, net 1,788 2,992 Gain on bargain purchase 24,376 — Net loss attributable to redeemable noncontrolling interests 7,328 — Net loss attributable to noncontrolling interest 3 — Consolidated NOI 297,121 281,168 NOI attributable to consolidated JBG Assets (1) 25,165 39,641 Proportionate NOI attributable to unconsolidated JBG Assets (1) 8,646 11,692 Proportionate NOI attributable to unconsolidated real estate ventures (2) 21,515 7,326 Non-cash rent adjustments (3) (6,715) (13,030) Other adjustments (4) 3,819 (13,670) Total adjustments 52,430 31,959 NOI $ 349,551 $ 313,127 Non-same store NOI 77,547 57,828 Same store NOI $ 272,004 $ 255,299 Number of properties in same store pool 36 36 See footnotes on page 25. NOI RECONCILIATIONS (NON-GAAP) DECEMBER 31, 2017 (Unaudited) Page 26

square feet in thousands Three Months Ended December 31, 2017 Year Ended December 31, 2017 Square feet leased: At 100% share 576 1,734 At JBG SMITH share 558 1,568 Initial rent (1) $ 45.07 $ 45.92 Straight-line rent (2) $ 46.96 $ 47.19 Weighted average lease term (years) 7.9 8.2 Weighted average free rent period (months) 9.5 8.2 Second generation space: Square feet 346 1,082 Cash basis: Initial rent (1) $ 40.54 $ 41.91 Prior escalated rent $ 44.43 $ 44.79 % change (8.8)% (6.4)% GAAP basis: Straight-line rent (2) $ 42.20 $ 42.89 Prior straight-line rent $ 38.69 $ 40.50 % change 9.1% 5.9 % Tenant improvements: Per square foot $ 46.68 $ 52.06 Per square foot per annum $ 5.91 $ 6.35 % of initial rent 13.1% 13.8 % Leasing commissions: Per square foot $ 13.56 $ 13.16 Per square foot per annum $ 1.72 $ 1.60 % of initial rent 3.8% 3.5% ___________________ Note: At JBG SMITH share, unless otherwise indicated. The leasing activity and related statistics are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation space represents square footage that had not been vacant for more than nine months. Includes the leasing activity of the JBG Assets as if the July 18, 2017 acquisition of the JBG Assets had been completed as of the beginning of the periods presented. Leasing activity excludes JBG SMITH’s lease for approximately 80,200 square feet at 4747 Bethesda Avenue. (1) Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis deferred rent per square foot. (2) Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and fixed step-ups in rent. LEASING ACTIVITY - OFFICE DECEMBER 31, 2017 (Unaudited) Page 27

At JBG SMITH Share Year of Lease Expiration Number of Leases Square Feet % of Total Square Feet Annualized Rent (in thousands) % of Total Annualized Rent Annualized Rent Per Square Foot Estimated Annualized Rent Per Square Foot at Expiration (1) Month-to-Month 77 126,322 1.2% $ 2,949 0.6% $ 23.34 $ 23.34 2018 193 945,626 8.9% 40,977 8.9% 43.33 43.72 2019 174 1,182,027 11.2% 53,758 11.6% 45.48 46.65 2020 187 1,472,239 13.9% 69,613 15.1% 47.28 49.37 2021 130 1,044,166 9.9% 47,870 10.4% 45.84 49.58 2022 126 1,437,614 13.6% 66,269 14.3% 46.10 49.36 2023 74 462,611 4.4% 18,683 4.0% 40.39 45.85 2024 80 646,725 6.1% 29,030 6.3% 44.89 52.42 2025 57 417,943 4.0% 16,299 3.5% 39.00 45.34 2026 69 387,140 3.7% 17,316 3.7% 44.73 51.89 Thereafter 155 2,453,264 23.1% 99,555 21.6% 40.58 51.87 In‑Place Leases - Total/Weighted Average 1,322 10,575,677 100.0% $ 462,319 100.0% $ 43.72 $ 48.81 ____________________ Note: Includes all leases signed as of December 31, 2017 for office and retail space within JBG SMITH's operating portfolio. (1) Represents monthly base rent before free rent, plus tenant reimbursements, as of lease expiration multiplied by 12 and divided by square feet. Triple net leases are converted to a gross basis by adding tenant reimbursements to monthly base rent. Tenant reimbursements at lease expiration are estimated by escalating tenant reimbursements as of December 31, 2017, or management’s estimate thereof, by 2.75% annually through the lease expiration year. LEASE EXPIRATIONS DECEMBER 31, 2017 (Unaudited) Page 28

in thousands At JBG SMITH Share Estimated Rent (1) for the Quarter Ending Total Annualized Estimated Rent Thereafter (3)Assets C/U (2) March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Office Operating C $ 322 $ 745 $ 984 $ 1,019 $ 1,019 $ 1,019 $ 4,076 Operating U 71 89 93 93 93 93 372 Under construction (4) C 5,470 5,736 6,015 6,015 6,015 6,015 43,120 Under construction U — — — — 309 926 3,702 Total $ 5,863 $ 6,570 $ 7,092 $ 7,127 $ 7,436 $ 8,053 $ 51,270 Multifamily Under construction C — — — — — — $ 1,365 Under construction U — — — — — — 356 Total $ — $ — $ — $ — $ — $ — $ 1,721 Other Operating C $ 20 $ 59 $ 59 $ 59 $ 59 $ 59 $ 237 Under construction U — — — 33 33 33 133 Total $ 20 $ 59 $ 59 $ 92 $ 92 $ 92 $ 370 Total $ 5,883 $ 6,629 $ 7,151 $ 7,219 $ 7,528 $ 8,145 $ 53,361 ____________________ Note: Includes only leases for office and retail spaces that were vacant as of December 31, 2017. (1) Represents contractual monthly base rent before free rent, plus estimated tenant reimbursements for the month in which the lease is estimated to commence, multiplied by the applicable number of months for each quarter based on the lease’s estimated commencement date. Triple net leases are converted to a gross basis by adding estimated tenant reimbursements to monthly base rent. (2) “C” denotes a consolidated interest. “U” denotes an unconsolidated interest. (3) Represents contractual monthly base rent before free rent, plus estimated tenant reimbursements for the month in which the lease is expected to commence, multiplied by 12. Triple net leases are converted to a gross basis by adding estimated tenant reimbursements to monthly base rent. (4) Total Annualized Estimated Rent Thereafter includes contractual revenue of $4.6 million from JBG SMITH’s lease at 4747 Bethesda Avenue. SIGNED BUT NOT YET COMMENCED LEASES DECEMBER 31, 2017 (Unaudited) Page 29

dollars in thousands At JBG SMITH Share Tenant Number of Leases Square Feet % of Total Square Feet Annualized Rent % of Total Annualized Rent 1 U.S. Government (GSA) 82 2,579,525 24.4% $ 103,149 22.3% 2 Family Health International 9 320,791 3.0% 15,641 3.4% 3 Lockheed Martin Corporation 5 274,361 2.6% 13,493 2.9% 4 Arlington County 9 241,288 2.3% 11,608 2.5% 5 Paul Hastings LLP 5 125,863 1.2% 9,478 2.1% 6 Greenberg Traurig LLP 1 115,315 1.1% 8,904 1.9% 7 Baker Botts 2 85,090 0.8% 6,796 1.5% 8 Public Broadcasting Service 5 140,885 1.3% 5,707 1.2% 9 WeWork 3 122,271 1.2% 5,553 1.2% 10 Accenture LLP 1 102,756 1.0% 5,545 1.2% 11 Cooley LLP 5 71,541 0.7% 5,521 1.2% 12 Evolent Health LLC 1 90,905 0.9% 4,676 1.0% 13 DRS Tech Inc dba Finmeccanica 3 92,834 0.9% 4,461 1.0% 14 RTKL Associates Inc 2 64,003 0.6% 4,389 0.9% 15 National Consumer Cooperative 5 87,243 0.8% 3,984 0.9% 16 Conservation Intl. Foundation 1 86,996 0.8% 3,983 0.9% 17 Noblis Inc 2 160,503 1.5% 3,908 0.8% 18 Chemonics International 4 100,025 0.9% 3,896 0.8% 19 U.S. Green Building Council 1 54,675 0.5% 3,746 0.8% 20 The Int'l Justice Mission 8 74,833 0.7% 3,684 0.8% Other 1,168 5,583,974 52.8% 234,197 50.7% In-Place Leases - Total 1,322 10,575,677 100.0% $ 462,319 100.0% _______________ Note: Includes all in-place leases as of December 31, 2017 for office and retail space within JBG SMITH's operating portfolio. TENANT CONCENTRATION DECEMBER 31, 2017 (Unaudited) Page 30

dollars in thousands At JBG SMITH Share Industry Number of Leases Square Feet % of Total Square Feet Annualized Rent % of Total Annualized Rent 1 Government 103 2,896,662 27.4% $ 118,131 25.6% 2 Government Contractors 165 1,868,070 17.7% 83,051 18.0% 3 Business Services 191 1,459,537 13.8% 61,719 13.3% 4 Member Organizations 117 999,434 9.5% 47,327 10.2% 5 Legal Services 74 621,467 5.9% 41,232 8.9% 6 Health Services 71 415,176 3.9% 17,659 3.8% 7 Real Estate 60 399,932 3.8% 17,538 3.8% 8 Food and Beverage 140 254,844 2.4% 13,351 2.9% 9 Communications 26 254,959 2.4% 9,851 2.1% 10 Educational Services 32 234,722 2.2% 9,435 2.0% Other 343 1,170,874 11.0% 43,025 9.4% In-Place Leases - Total 1,322 10,575,677 100.0% $ 462,319 100.0% _______________ Note: Includes all in-place leases as of December 31, 2017 for office and retail space within JBG SMITH's operating portfolio. INDUSTRY DIVERSITY DECEMBER 31, 2017 (Unaudited) Page 31

Number of Assets Rentable Square Feet Number of Units (1) Estimated Potential Development Density (2) Wholly Owned Operating 50 14,496,163 3,908 — Under construction 5 1,540,690 547 — Future development 28 — — 17,147,100 Total 83 16,036,853 4,455 17,147,100 Real Estate Ventures Operating 19 5,319,736 2,108 — Under construction 5 1,339,526 1,220 — Future development 15 — — 4,217,500 Total 39 6,659,262 3,328 4,217,500 Total Portfolio 122 22,696,115 7,783 21,364,600 Total Portfolio (at JBG SMITH Share) 122 18,347,726 5,800 17,921,900 ____________________ Note: At 100% share, unless otherwise indicated. (1) For assets under construction, represents estimated number of units based on current design plans. (2) Includes estimated potential office, multifamily and retail development density. PORTFOLIO SUMMARY DECEMBER 31, 2017 (Unaudited) Page 32

Office Assets Submarket % Ownership C/U (1) Same Store (2): Q4 2016-2017 / YTD 2016-2017 Year Built / Renovated Total Square Feet Office Square Feet Retail Square Feet % Leased Office % Occupied Retail % Occupied Annualized Rent (in thousands) Office Annualized Rent Per Square Foot (3) Retail Annualized Rent Per Square Foot (4) DC Universal Buildings Uptown 100.0 % C Y / Y 1956 / 1990 686,919 568,843 91,075 97.7% 98.9% 99.6% $ 31,708 $ 47.71 $ 50.78 2101 L Street CBD 100.0 % C Y / Y 1975 / 2007 380,375 346,588 31,320 98.7% 99.0% 100.0% 25,653 69.61 55.41 Bowen Building East End 100.0 % C Y / Y 1922 / 2004 231,402 229,943 — 86.1% 86.1% — 13,791 69.53 — 1730 M Street (5) CBD 100.0 % C Y / Y 1964 / 1998 205,360 196,757 8,018 92.5% 92.2% 100.0% 8,601 45.39 44.21 1233 20th Street CBD 100.0 % C N / N 1984 / 2003 151,695 150,577 — 86.8% 87.2% — 5,965 45.42 — Executive Tower East End 100.0 % C Y / Y 2001 / 2016 129,739 124,488 4,293 79.7% 80.0% 88.6% 7,952 77.11 71.87 1600 K Street CBD 100.0 % C N / N 1950 / 2000 84,601 69,620 12,391 92.6% 91.0% 100.0% 4,022 50.29 65.48 L’Enfant Plaza Office-East (5) Southwest 49.0 % U N / N 1972 / 2012 437,518 396,651 — 89.7% 89.9% — 16,641 46.28 — L’Enfant Plaza Office-North Southwest 49.0 % U N / N 1969 / 2014 305,157 279,848 19,474 84.7% 83.8% 85.9% 11,031 45.90 15.94 L’Enfant Plaza Retail (5) Southwest 49.0 % U N / N 1968 / 2014 143,614 16,596 102,765 78.1% 100.0% 79.0% 4,780 36.36 50.61 The Warner East End 55.0 % U Y / Y 1924 / 2012 585,040 526,276 57,182 98.6% 99.6% 90.4% 39,892 73.22 28.70 Investment Building East End 5.0 % U Y / Y 1924 / 2001 401,400 375,860 18,140 91.3% 91.1% 100.0% 26,041 71.71 75.23 The Foundry Georgetown 9.9 % U N / N 1973 / 2017 233,533 220,965 9,755 91.2% 92.4% 70.3% 9,335 44.26 38.16 1101 17th Street CBD 55.0 % U Y / Y 1964 / 1999 215,675 200,678 9,758 97.0% 98.4% 82.7% 10,564 50.33 66.67 VA Courthouse Plaza 1 and 2 (5) Clarendon/ Courthouse 100.0 % C Y / Y 1989 / 2013 639,431 575,489 57,193 93.6% 91.9% 100.0% $ 26,965 $ 47.01 $ 34.41 2345 Crystal Drive Crystal City 100.0 % C Y / Y 1988 / N/A 507,336 498,324 4,206 82.2% 82.4% 100.0% 19,374 46.64 38.35 2121 Crystal Drive Crystal City 100.0 % C Y / Y 1985 / 2006 505,754 505,349 405 99.9% 95.6% — 23,788 49.22 — 1550 Crystal Drive (6) Crystal City 100.0 % C Y / Y 1980 / 2001 489,997 450,508 28,725 78.7% 80.2% 75.5% 15,510 40.62 37.90 RTC-West (6) Reston 100.0 % C N / N 1988 / 2014 446,176 445,027 — 94.8% 93.2% — 15,187 36.58 — 2231 Crystal Drive Crystal City 100.0 % C Y / Y 1987 / 2009 466,975 416,015 50,960 89.3% 83.7% 100.0% 16,332 41.59 36.37 2011 Crystal Drive Crystal City 100.0 % C Y / Y 1984 / 2006 444,905 433,247 6,762 82.5% 82.7% 100.0% 16,287 44.35 51.75 2451 Crystal Drive Crystal City 100.0 % C Y / Y 1990 / N/A 402,172 386,182 11,690 75.6% 74.8% 100.0% 12,861 42.92 34.05 Commerce Executive (6) Reston 100.0 % C Y / Y 1987 / 2015 393,527 372,190 16,260 89.8% 89.9% 95.2% 12,463 35.77 27.81 1235 S. Clark Street Crystal City 100.0 % C Y / Y 1981 / 2007 384,026 335,527 48,346 84.4% 82.1% 100.0% 12,184 40.89 18.99 241 18th Street S. Crystal City 100.0 % C Y / Y 1977 / 2013 361,193 330,814 28,457 76.2% 73.5% 89.9% 10,450 39.40 33.94 251 18th Street S. Crystal City 100.0 % C Y / Y 1975 / 2013 343,245 292,987 46,581 98.0% 98.9% 95.8% 13,487 40.73 37.04 1215 S. Clark Street Crystal City 100.0 % C Y / Y 1983 / 2002 336,159 333,546 2,613 100.0% 100.0% 100.0% 10,796 32.12 32.14 201 12th Street S. Crystal City 100.0 % C Y / Y 1987 / N/A 333,838 317,672 12,213 95.3% 96.2% 100.0% 11,585 36.43 36.44 800 North Glebe Road Ballston 100.0 % C N / N 2012 / N/A 305,039 277,397 26,247 99.5% 100.0% 100.0% 14,447 47.71 46.19 1225 S. Clark Street Crystal City 100.0 % C Y / Y 1982 / 2013 283,812 270,757 12,850 50.8% 48.4% 100.0% 5,208 37.86 19.19 PROPERTY TABLE - OFFICE DECEMBER 31, 2017 (Unaudited) Page 33

Office Assets Submarket % Ownership C/U (1) Same Store (2): Q4 2016-2017 / YTD 2016-2017 Year Built / Renovated Total Square Feet Office Square Feet Retail Square Feet % Leased Office % Occupied Retail % Occupied Annualized Rent (in thousands) Office Annualized Rent Per Square Foot (3) Retail Annualized Rent Per Square Foot (4) 2200 Crystal Drive Crystal City 100.0 % C Y / Y 1968 / 2006 282,920 282,920 — 45.6% 45.6% — $ 4,928 $ 38.17 $ — 1901 South Bell Street Crystal City 100.0 % C Y / Y 1968 / 2008 277,003 275,079 1,924 100.0% 100.0% 100.0% 11,265 40.93 2.26 2100 Crystal Drive Crystal City 100.0 % C Y / Y 1968 / 2006 249,281 249,281 — 98.8% 100.0% — 10,178 40.83 — 200 12th Street S. Crystal City 100.0 % C Y / Y 1985 / 2013 202,736 202,736 — 86.7% 83.1% — 7,279 43.19 — 2001 Jefferson Davis Highway Crystal City 100.0 % C Y / Y 1967 / N/A 160,817 159,684 — 62.4% 61.4% — 3,188 32.54 — Summit I (7) Reston 100.0 % C N / N 1987 / 2012 145,768 145,768 — 100.0% 100.0% — 3,562 24.43 — Summit II (6) (7) Reston 100.0 % C N / N 1986 / 2012 138,350 136,878 1,472 100.0% 100.0% 100.0% 4,500 32.83 4.08 1800 South Bell Street (6) Crystal City 100.0 % C N / N 1969 / 2007 74,701 49,792 24,479 100.0% 100.0% 100.0% 2,554 46.93 8.53 Crystal City Shops at 2100 Crystal City 100.0 % C Y / Y 1968 / 2006 79,755 — 78,245 93.3% — 93.5% 1,620 — 21.91 Wiehle Avenue Office Building Reston 100.0 % C N / N 1984 / N/A 77,528 74,658 — 55.9% 57.5% — 1,171 27.16 — 1831 Wiehle Avenue (6) Reston 100.0 % C N / N 1983 / N/A 25,152 25,152 — 100.0% 100.0% — 704 27.98 — Crystal Drive Retail Crystal City 100.0 % C Y / Y 2003 / N/A 56,965 — 56,965 100.0% — 100.0% 2,940 — 51.61 Pickett Industrial Park Eisenhower Avenue 10.0 % U N / N 1973 / N/A 246,145 246,145 — 100.0% 100.0% — 3,471 14.10 — Rosslyn Gateway-North Rosslyn 18.0 % U N / N 1996 / 2014 144,483 130,922 12,754 91.4% 86.6% 96.0% 5,014 41.12 28.46 Rosslyn Gateway-South Rosslyn 18.0 % U N / N 1961 / N/A 105,723 94,477 7,584 79.8% 81.8% 40.4% 2,012 24.37 40.06 MD 7200 Wisconsin Avenue Bethesda CBD 100.0 % C N / N 1986 / 2015 270,628 250,071 16,662 68.7% 67.6% 82.2% $ 9,006 $ 49.50 $ 44.75 One Democracy Plaza* (5) Bethesda‑Rock Spring 100.0 % C Y / Y 1987 / 2013 214,300 211,043 2,138 98.4% 98.9% 100.0% 6,589 31.23 31.76 4749 Bethesda Avenue Retail Bethesda CBD 100.0 % C N / N 2016 / N/A 13,633 — 13,633 100.0% — 100.0% 1,098 — 80.56 11333 Woodglen Drive Rockville Pike Corridor 18.0 % U N / N 2004 / N/A 62,875 54,077 8,573 97.6% 97.2% 100.0% 2,283 34.90 51.82 NoBe II Office (6) Rockville Pike Corridor 18.0 % U N / N 1965 / 2005 39,836 31,402 8,434 61.9% 51.7% 100.0% 624 23.01 29.71 Total / Weighted Average 13,704,212 12,564,806 950,542 88.5% 87.9% 93.5% $ 536,886 $ 45.33 $ 39.28 Recently Delivered VA RTC - West Retail Reston 100.0 % C N / N 2017 / N/A 40,025 — 40,025 77.8% — 48.4% 1,291 — 66.62 Operating - Total / Weighted Average 13,744,237 12,564,806 990,567 88.5% 87.9% 91.7% $ 538,177 $ 45.33 $ 39.86 PROPERTY TABLE - OFFICE DECEMBER 31, 2017 (Unaudited) Page 34

Number of Assets and Total Square Feet Reconciliation Number of At 100% Share At JBG SMITH Share Operating Assets Assets Square Feet Square Feet Q3 2017 51 13,744,474 11,829,558 Placed in service — 5,380 5,380 Out-of-service adjustment — (8,754) (7,934) Building re-measurements — 3,137 2,158 Q4 2017 51 13,744,237 11,829,162 See footnotes on page 36. Office Assets Submarket % Ownership C/U (1) Same Store (2): Q4 2016-2017 / YTD 2016-2017 Year Built / Renovated Total Square Feet Office Square Feet Retail Square Feet % Leased Office % Occupied Retail % Occupied Annualized Rent (in thousands) Office Annualized Rent Per Square Foot (3) Retail Annualized Rent Per Square Foot (4) Under Construction DC 1900 N Street (5) (8) CBD 100.0 % C 271,433 258,931 12,502 29.6 % L’Enfant Plaza Office-Southeast Southwest 49.0 % U 215,185 215,185 — 65.1 % VA CEB Tower at Central Place (5) Rosslyn 100.0 % C 529,997 518,255 11,742 73.3 % MD 4747 Bethesda Avenue (9) Bethesda CBD 100.0 % C 287,183 281,020 6,163 69.8 % Under Construction - Total / Weighted Average 1,303,798 1,273,391 30,407 62.1 % Total / Weighted Average 15,048,035 13,838,197 1,020,974 86.2 % Totals at JBG SMITH Share Operating assets 11,829,162 10,851,523 841,450 88.0% 87.2% 92.9% $ 454,497 $ 44.68 $ 39.12 Under construction assets 1,194,043 1,163,636 30,407 61.8 % PROPERTY TABLE - OFFICE DECEMBER 31, 2017 (Unaudited) Page 35

Footnotes Note: At 100% share. Excludes our 10% subordinated interests in five commercial buildings held through a real estate venture in which we have no economic interest. * Not Metro-Served. (1) “C” denotes a consolidated interest. “U” denotes an unconsolidated interest. (2) “Y” denotes an asset as same store and “N” denotes an asset as non-same store. (3) Represents annualized office rent divided by occupied office square feet; annualized retail rent and retail square feet are excluded from this metric. Occupied office square footage may differ from leased office square footage because leased office square footage includes leases that have been signed but have not yet commenced. (4) Represents annualized retail rent divided by occupied retail square feet. Occupied retail square footage may differ from leased retail square footage because leased retail square footage includes leases that have been signed but have not yet commenced. (5) The following assets are subject to ground leases: Office Asset Ground Lease Expiration Date 1730 M Street 4/30/2061 L'Enfant Plaza Office - East 11/23/2064 L'Enfant Plaza Retail 11/23/2064 Courthouse Plaza 1 and 2 1/19/2062 One Democracy Plaza 11/17/2084 1900 N Street** 5/31/2106 CEB Tower at Central Place*** 6/2/2102 ** Only a portion of the asset is subject to a ground lease. *** We have an option to purchase the ground lease at a fixed price. (6) The following assets contain space that is held for development or not otherwise available for lease. This out-of-service square footage is excluded from area, leased, and occupancy metrics in the above table. Office Asset In-Service Not Available for Lease 1550 Crystal Drive 489,997 18,293 RTC - West 446,176 19,911 Commerce Executive 393,527 14,085 Summit II 138,350 6,480 1800 South Bell Street 74,701 146,079 1831 Wiehle Avenue 25,152 50,039 NoBe II Office 39,836 96,983 (7) In January 2018, we entered into an agreement for the sale of Summit I and II. (8) Subsequent to December 31, 2017, we recapitalized the asset through a real estate venture, which will reduce our ownership percentage from 100.0% to 55.0% as contributions are funded during the construction of the asset. (9) Includes JBG SMITH’s lease for approximately 80,200 square feet. PROPERTY TABLE - OFFICE DECEMBER 31, 2017 (Unaudited) Page 36

Multifamily Assets Submarket % Ownership C/U (1) Same Store (2): Q4 2016-2017 / YTD 2016-2017 Year Built / Renovated Number of Units Total Square Feet Multifamily Square Feet Retail Square Feet % Leased Multifamily % Occupied Retail % Occupied Annualized Rent (in thousands) Monthly Rent Per Unit (3) (4) Monthly Rent Per Square Foot (4) (5) DC Fort Totten Square Brookland/Fort Totten 100.0 % C N / N 2015 / N/A 345 384,316 253,652 130,664 93.3% 86.7% 100.0% $ 8,612 $ 1,807 $ 2.46 WestEnd25 West End 100.0 % C Y / Y 2009 / N/A 283 273,264 273,264 — 98.1% 95.8% — 11,405 3,507 3.63 The Gale Eckington H Street/NoMa 5.0 % U N / N 2013 / 2017 603 466,716 465,516 1,200 94.2% 91.8% 100.0% 13,576 2,039 2.64 Atlantic Plumbing U Street/Shaw 64.0 % U N / N 2015 / N/A 310 245,527 221,788 23,739 96.4% 93.1% 100.0% 10,538 2,720 3.80 VA RiverHouse Apartments Pentagon City 100.0 % C Y / Y 1960 / 2013 1,670 1,322,016 1,319,354 2,662 94.7% 93.7% 100.0% $ 33,147 $ 1,762 $ 2.23 The Bartlett Pentagon City 100.0 % C N / N 2016 / N/A 699 619,372 577,295 42,077 95.2% 94.1% 100.0% 22,656 2,704 3.27 220 20th Street Crystal City 100.0 % C Y / Y 2009 / N/A 265 271,790 269,913 1,877 96.8% 94.3% 83.3% 7,781 2,579 2.53 2221 South Clark Street Crystal City 100.0 % C Y / Y 1964 / 2016 216 171,080 164,743 — 100.0% 100.0% — 3,232 N/A N/A Fairway Apartments* Reston 10.0 % U N / N 1969 / 2005 346 370,850 370,850 — 93.5% 92.3% — 6,154 1,605 1.50 MD Falkland Chase-South & West Downtown Silver Spring 100.0 % C N / N 1938 / 2011 268 222,949 222,949 — 97.7% 96.6% — $ 5,444 $ 1,752 $ 2.11 Falkland Chase-North (6) Downtown Silver Spring 100.0 % C N / N 1938 / 1986 162 106,159 106,159 — 97.8% 95.1% — 2,695 1,459 2.23 Galvan Rockville Pike Corridor 1.8 % U N / N 2015 / N/A 356 390,650 295,033 95,617 92.4% 88.5% 96.8% 10,496 1,828 2.21 The Alaire (7) Rockville Pike Corridor 18.0 % U N / N 2010 / N/A 279 266,497 251,691 14,806 92.5% 91.9% 100.0% 5,814 1,693 1.88 The Terano (6) (7) Rockville Pike Corridor 1.8 % U N / N 2015 / N/A 214 195,864 183,496 12,368 90.7% 88.1% 76.2% 4,263 1,759 2.05 Operating - Total / Weighted Average 6,016 5,307,050 4,975,703 325,010 94.8% 93.0% 98.1% $ 145,813 $ 2,066 $ 2.50 Under Construction DC West Half Ballpark/Southeast 95.4 % C 465 388,174 346,415 41,759 965 Florida Avenue (8) U Street/Shaw 96.1 % C 433 336,092 290,296 45,796 1221 Van Street Ballpark/Southeast 100.0 % C 291 226,546 202,988 23,558 Atlantic Plumbing C U Street/Shaw 100.0 % C 256 225,531 206,057 19,474 MD 7900 Wisconsin Avenue Bethesda CBD 50.0 % U 322 359,025 338,990 20,035 Under Construction - Total 1,767 1,535,368 1,384,746 150,622 Total 7,783 6,842,418 6,360,449 475,632 PROPERTY TABLE - MULTIFAMILY DECEMBER 31, 2017 (Unaudited) Page 37

Number of Assets and Total Square Feet/Units Reconciliation Number of At 100% Share At JBG SMITH Share Operating Assets Assets Square Feet/Units Square Feet/Units Q3 2017 14 5,307,050 SF/ 6,016 Units 3,647,031 SF/ 4,232 Units Placed in service — — — Out-of-service adjustment — — — Building re-measurements — — — Q4 2017 14 5,307,050 SF/ 6,016 Units 3,647,031 SF/ 4,232 Units Leasing Activity - Multifamily Number of Number of Monthly Rent Per Unit (3) Multifamily % Occupied Annualized Rent (in thousands) Assets Units Q4 2017 Q4 2016 % Change Q4 2017 Q4 2016 % Change Q4 2017 Q4 2016 % Change DC 3 658 $ 2,589 $ 2,567 0.9% 90.8% 91.6% (0.8)% $ 18,565 $ 18,564 — VA 3 1,970 1,870 1,835 1.9% 93.7% 96.1% (2.4)% 41,432 41,665 (0.6)% MD 5 490 1,651 1,620 1.9% 95.5% 94.2% 1.3% 9,274 8,978 3.3 % Total / Weighted Average 11 3,118 $ 1,982 $ 1,951 1.6% 93.4% 94.8% (1.4)% $ 69,271 $ 69,207 0.1 % Note: At JBG SMITH share. Includes both Vornado Included Assets and JBG Assets placed in service prior to October 1, 2016. See footnotes on page 39. Multifamily Assets Submarket % Ownership C/U (1) Same Store (2): Q4 2016-2017 / YTD 2016-2017 Year Built / Renovated Number of Units Total Square Feet Multifamily Square Feet Retail Square Feet % Leased Multifamily % Occupied Retail % Occupied Annualized Rent (in thousands) Monthly Rent Per Unit (3) (4) Monthly Rent Per Square Foot (4) (5) Totals at JBG SMITH Share Operating assets 4,232 3,647,031 3,443,552 197,142 95.6% 93.8% 99.8% $ 104,324 $ 2,145 $ 2.62 Under construction assets 1,568 1,325,142 1,188,214 136,928 PROPERTY TABLE - MULTIFAMILY DECEMBER 31, 2017 (Unaudited) Page 38

Footnotes Note: At 100% share. * Not Metro-Served. (1) “C” denotes a consolidated interest. “U” denotes an unconsolidated interest. (2) “Y” denotes an asset as same store and “N” denotes an asset as non-same store. (3) Represents multifamily rent divided by occupied multifamily units; retail rent is excluded from this metric. Occupied units may differ from leased units because leased units include leases that have been signed but have not yet commenced. (4) Excludes 2221 South Clark Street (WeLive). (5) Represents multifamily rent divided by occupied multifamily square feet; retail rent and retail square feet are excluded from this metric. Occupied multifamily square footage may differ from leased multifamily square footage because leased multifamily square footage includes leases that have been signed but have not yet commenced. (6) The following assets contain space that is held for development or not otherwise available for lease. This out-of-service square footage is excluded from area, leased, and occupancy metrics in the above table. Multifamily Asset In-Service Not Available for Lease Falkland Chase - North 106,159 13,284 The Terano 195,864 3,904 (7) The following assets are subject to ground leases: Multifamily Asset Ground Lease Expiration Date The Alaire 3/27/2107 The Terano 8/5/2112 (8) Ownership percentage reflects expected dilution of JBG SMITH's real estate venture partner as contributions are funded during the construction of the asset. As of December 31, 2017, JBG SMITH's ownership interest was 67.6%. PROPERTY TABLE - MULTIFAMILY DECEMBER 31, 2017 (Unaudited) Page 39

Other Assets Submarket % Ownership C/U (1) Same Store (2): Q4 2016-2017 / YTD 2016-2017 Year Built / Renovated Total Square Feet (3) % Leased % Occupied Annualized Rent (in thousands) Annualized Rent Per Square Foot (4) Retail DC North End Retail U Street/Shaw 100.0% C N / N 2015 / N/A 27,432 100.0% 99.0% $ 1,196 $ 44.05 VA Vienna Retail* Vienna 100.0% C Y / Y 1981 / N/A 8,547 100.0% 100.0% 394 46.12 Stonebridge at Potomac Town Center-Phase I* Prince William County 10.0% U N / N 2012 / N/A 462,633 93.9% 93.9% 13,625 31.38 Total / Weighted Average 498,612 94.3% 94.2% $ 15,215 $ 32.38 Hotel VA Crystal City Marriott Hotel Crystal City 100.0% C Y / Y 1968/2013 266,000 (345 Rooms) Operating - Total 764,612 Under Construction VA Stonebridge at Potomac Town Center-Phase II* Prince William County 10.0% U 41,050 100.0% Total 805,662 Totals at JBG SMITH Share Operating assets 348,242 96.5% 96.2% $ 2,952 $ 37.32 Under construction assets 4,105 100.0% Number of Assets and Total Square Feet Reconciliation Number of At 100% Share At JBG SMITH Share Operating Assets Assets Square Feet Square Feet Q3 2017 4 764,612 348,242 Placed in service — — — Out-of-service adjustment — — — Building re-measurements — — — Q4 2017 4 764,612 348,242 See footnotes on page 41. PROPERTY TABLE - OTHER DECEMBER 31, 2017 (Unaudited) Page 40

Footnotes Note: At 100% share. * Not Metro-Served. (1) “C” denotes a consolidated interest. “U” denotes an unconsolidated interest. (2) “Y” denotes an asset as same store and “N” denotes an asset as non-same store. (3) Does not include over 1.0 million square feet of retail space within our operating and under construction office portfolio and approximately 476,000 square feet of retail space within our operating and under construction multifamily portfolio. (4) Represents annualized rent divided by occupied square feet. Occupied square footage may differ from leased square footage because leased square footage includes leases that have been signed but have not yet commenced. PROPERTY TABLE - OTHER DECEMBER 31, 2017 (Unaudited) Page 41

dollars in thousands, except per square foot data % Ownership Estimated Square Feet % Pre- Leased Weighted Average Pre-Lease Rent Per Square Foot (1) Estimated Number of Units Schedule (2) At JBG SMITH Share Construction Start Date Estimated Completion Date Estimated Stabilization Date Historical Cost (3) Estimated Incremental Investment Estimated Total InvestmentAsset Submarket Office DC 1900 N Street (4) CBD 100.0% 271,433 29.6% $ 86.71 — Q2 2017 Q2 2020 Q4 2022 $ 90,445 $ 134,808 $ 225,253 L'Enfant Plaza Office - Southeast Southwest 49.0% 215,185 65.1% 53.95 — Q1 2017 Q3 2019 Q2 2021 25,819 21,923 47,742 VA CEB Tower at Central Place (4) Rosslyn 100.0% 529,997 73.3% 61.93 — Q4 2014 Q2 2018 Q2 2020 335,530 64,980 400,510 MD 4747 Bethesda Avenue (5) Bethesda CBD 100.0% 287,183 69.8% 60.32 — Q2 2017 Q4 2019 Q2 2021 52,391 110,629 163,020 Total/weighted average 1,303,798 62.1% $ 62.61 — Q1 2016 Q1 2019 Q1 2021 $ 504,185 $ 332,340 $ 836,525 Multifamily DC West Half Ballpark/ Southeast 95.4% 388,174 — — 465 Q1 2017 Q1 2020 Q1 2021 81,604 136,328 217,932 965 Florida Avenue (4) U Street/Shaw 96.1% 336,092 — — 433 Q4 2017 Q4 2020 Q1 2022 18,219 134,400 152,619 1221 Van Street Ballpark/ Southeast 100.0% 226,546 — — 291 Q4 2015 Q2 2018 Q2 2019 102,880 13,616 116,496 Atlantic Plumbing C U Street/Shaw 100.0% 225,531 — — 256 Q1 2017 Q4 2019 Q3 2020 74,008 81,204 155,212 MD 7900 Wisconsin Avenue Bethesda CBD 50.0% 359,025 — — 322 Q2 2017 Q3 2020 Q4 2021 27,826 66,589 94,415 Total/weighted average 1,535,368 — — 1,767 Q1 2017 Q4 2019 Q1 2021 $ 304,537 $ 432,137 $ 736,674 Other VA Stonebridge at Potomac Town Center - Phase II Prince William County 10.0% 41,050 100.0% $ 32.40 — Q3 2017 Q1 2019 Q1 2019 266 1,546 1,812 Under Construction - Total / Weighted Average (6) 2,880,216 63.2% $ 61.15 1,767 Q3 2016 Q3 2019 Q1 2021 $ 808,988 $ 766,023 $ 1,575,011 Office Multifamily Other Total Weighted average projected NOI yield at JBG SMITH share: Estimated total project cost (7) 7.8% 6.4% 6.0% 7.1% Consol 675,965 Estimated total investment 6.9% 6.0% 6.0% 6.5% Unconsol 90,049 Estimated incremental investment 17.5% 10.2% 7.0% 13.4% Estimated Stabilized NOI at JBG SMITH Share (dollars in millions) $ 58.1 $ 44.2 $ 0.1 $ 102.4 ____________________ Note: At 100% share, unless otherwise noted. (1) Based on leases signed as of December 31, 2017 and calculated as contractual monthly base rent before free rent, plus estimated tenant reimbursements for the month in which the lease commences, multiplied by 12. Triple net leases are converted to a gross basis by adding estimated tenant reimbursements to contractual monthly base rent. (2) Average dates are weighted by JBG SMITH share of estimated square feet. (3) Historical cost excludes certain GAAP adjustments, such as capitalized payroll, interest and ground lease costs totaling approximately $38 million at JBG SMITH share. See definition of historical cost on page 51. (4) The increase in estimated total investment from prior quarter is related to changes to the purchase price allocation adjustment recognized as a result of the Formation Transaction. The purchase price adjustment for 1900 N Street is based on the contribution value of the asset in the real estate venture with Canadian Pension Plan Investment Board, which closed subsequent to December 31, 2017 and will reduce our ownership percentage from 100.0% to 55.0% as contributions are funded during the construction of the asset. (5) Includes JBG SMITH’s lease for approximately 80,200 square feet. (6) Multifamily assets are excluded from the % pre-leased and the weighted average pre-lease rent per square foot metrics. (7) Estimated total project cost is estimated total investment excluding purchase price allocation adjustments recognized as a result of the Formation Transaction. PROPERTY TABLE - UNDER CONSTRUCTION DECEMBER 31, 2017 (Unaudited) Page 42

dollars in thousands, except per square foot data, at JBG SMITH share Estimated Commercial SF / Multifamily Units to be Replaced (1) Estimated Capitalized Cost of SF / Units to Be Replaced (4) Estimated Capitalized Cost of Ground Rent Payments (5) Estimated Total Investment per SF Number of Assets Estimated Remaining Acquisition Cost (3) Estimated Total Investment Estimated Potential Development Density (SF) Historical Cost (2)Region Total Office Multifamily Retail Owned DC DC Emerging 7 1,426,900 312,100 1,105,800 9,000 — $ 77,143 N/A $ — $ — $ 77,143 $ 54.06 DC CBD 1 336,200 324,400 — 11,800 — 51,093 N/A — — 51,093 151.97 8 1,763,100 636,500 1,105,800 20,800 — 128,236 N/A — — 128,236 72.73 VA Pentagon City 5 4,572,800 1,429,100 2,999,100 144,600 — 163,284 N/A — — 163,284 35.71 Reston 6 4,193,100 1,282,800 2,683,600 226,700 102,680 SF / 15 units 80,155 N/A 12,441 — 92,596 22.08 Crystal City 9 2,982,400 620,000 2,088,200 274,200 74,701 SF 134,327 N/A 9,248 — 143,575 48.14 Other VA 5 951,300 496,400 394,300 60,600 22,203 SF 29,073 N/A 1,712 2,337 33,122 34.82 25 12,699,600 3,828,300 8,165,200 706,100 199,584 SF / 15 units 406,839 N/A 23,401 2,337 432,577 34.06 MD Silver Spring 1 1,276,300 — 1,156,300 120,000 162 units 14,998 N/A 25,200 — 40,198 31.50 Greater Rockville 4 126,500 19,200 88,600 18,700 7,170 SF 3,613 N/A — 416 4,029 31.85 5 1,402,800 19,200 1,244,900 138,700 7,170 SF / 162 units 18,611 N/A 25,200 416 44,227 31.53 Total / weighted average 38 15,865,500 4,484,000 10,515,900 865,600 206,754 SF / 177 units $ 553,686 N/A $ 48,601 $ 2,753 $ 605,040 $ 38.14 Optioned (6) DC DC Emerging 4 2,045,100 78,800 1,750,400 215,900 — $ 18,525 $ 43,189 $ — $ 69,718 $ 131,432 $ 64.27 VA Other VA 1 11,300 — 10,400 900 — 24 995 — — 1,019 90.18 Total / weighted average 5 2,056,400 78,800 1,760,800 216,800 — $ 18,549 $ 44,184 $ — $ 69,718 $ 132,451 $ 64.41 Total / Weighted Average 43 17,921,900 4,562,800 12,276,700 1,082,400 206,754 SF /177 units $ 572,235 $ 44,184 $ 48,601 $ 72,471 $ 737,491 $ 41.15 ____________________ (1) Represents management's estimate of the total office and/or retail rentable square feet and multifamily units that would need to be redeveloped to access some of the estimated potential development density. (2) Historical cost includes certain intangible assets, such as option and transferable density rights values; and excludes certain GAAP adjustments, such as capitalized payroll, interest and ground lease costs totaling approximately $19 million at JBG SMITH share. See definition of historical cost on page 51. (3) Represents management's estimate of remaining deposits, option payments, and option strike prices as of December 31, 2017. (4) Capitalized value of estimated commercial square feet / multifamily units to be replaced, which generated approximately $0.7 million of NOI for the three months ended December 31, 2017 (included in the NOI of the applicable operating segment), at a 6.0% capitalization rate. 1800 South Bell's annualized NOI was adjusted to exclude a prior period tenant expense reimbursement revenue accrual adjustment. NoBe II Office's annualized NOI is excluded from this calculation. (5) Capitalized value of stabilized annual ground rent payments associated with leasehold assets at a 5.0% capitalization rate. Two owned parcels and one optioned parcel are leasehold interests with estimated annual stabilized ground rent payments totaling $3.6 million. (6) As of December 31, 2017, the weighted average remaining term for the optioned future development assets is 5.8 years. PROPERTY TABLE - FUTURE DEVELOPMENT DECEMBER 31, 2017 (Unaudited) Page 43

dollars in thousands, at JBG SMITH share 2018 2019 2020 2021 2022 Thereafter Total Consolidated and Unconsolidated Principal Balance Unsecured Debt: Revolving credit facility ($1 billion commitment) $ — $ — $ — $ 115,751 $ — $ — $ 115,751 Term loans ($400 million commitment) — — — — — 50,000 50,000 Total unsecured debt — — — 115,751 — 50,000 165,751 Secured Debt: Consolidated principal balance 337,513 227,041 225,914 100,733 327,500 817,197 2,035,898 Unconsolidated principal balance 26,210 119,384 24,565 — 73,623 152,510 396,292 Total secured debt 363,723 346,425 250,479 100,733 401,123 969,707 2,432,190 Total Consolidated and Unconsolidated Principal Balance $ 363,723 $ 346,425 $ 250,479 $ 216,484 $ 401,123 $ 1,019,707 $ 2,597,941 % of total debt maturing 14.0% 13.3% 9.6% 8.3% 15.4% 39.4% 100.0% % floating rate (1) 54.4% 87.7% 52.2% 54.1% — 2.2% 29.7% % fixed rate (2) 45.6% 12.3% 47.8% 45.9% 100.0% 97.8% 70.3% Weighted Average Interest Rates Variable rate 3.60% 4.10% 3.89% 2.68% — 3.88% 3.71% Fixed rate 3.93% 4.38% 3.95% 4.88% 3.94% 4.28% 4.19% Total Weighted Average Interest Rates 3.75% 4.13% 3.92% 3.69% 3.94% 4.27% 4.05% Credit Facility Revolving Credit Facility Tranche A-1 Term Loan Tranche A-2 Term Loan Total/Weighted Average 2,201,649 Credit limit $ 1,000,000 $ 200,000 $ 200,000 $ 1,400,000 Outstanding principal balance $ 115,751 $ 50,000 $ — $ 165,751 Letters of credit $ 5,743 $ — $ — $ 5,743 Undrawn capacity $ 878,506 $ 150,000 $ 200,000 $ 1,228,506 Interest rate spread (3) 1.10% 1.20% 1.55% 1.13% All-In interest rate (4) 2.66% 3.17% 3.11% 2.82% Initial maturity date Jul-21 Jan-23 Jul-24 — Delayed draw availability period — Jul-19 Jul-18 — ____________________ (1) Floating rate debt includes floating rate loans with interest rate caps. (2) Fixed rate debt includes floating rate loans with interest rate swaps. (3) The interest rate spread for the revolving credit facility excludes 0.15% facility fee. (4) The all-in interest rate is inclusive of interest rate swaps. As of December 31, 2017, only the $50 million outstanding balance on the Tranche A-1 Term Loan had been swapped. DEBT SUMMARY DECEMBER 31, 2017 (Unaudited) Page 44 dollars in thousands Asset % Ownership Principal Balance Stated Interest Rate Interest Rate Hedge Current Annual Interest Rate (1) Initial Maturity Date Extended Maturity Date (2) Consolidated Fort Totten Square 100.0% $ 73,600 L + 2.15% Swap 4.26% 06/09/18 12/09/18 7200 Wisconsin Avenue 100.0% 83,130 L + 1.75% Cap 3.31% 12/23/18 12/23/19 Courthouse Plaza 1 and 2 100.0% 2,000 L + 1.60% — 3.16% 05/10/18 05/10/20 Summit I & II 100.0% 59,000 L + 1.70% Cap 3.26% 08/04/20 08/04/20 RTC - West 100.0% 107,720 L + 2.20% Swap 4.03% 04/12/20 04/12/21 WestEnd25 100.0% 99,456 4.88% Fixed 4.88% 06/01/21 06/01/21 Universal Buildings 100.0% 184,357 L + 1.90% Cap 3.46% 08/12/19 08/12/21 CEB Tower at Central Place (3) 100.0% 178,783 L + 2.45% Swap 3.66% 11/07/18 11/07/21 The Bartlett 100.0% 220,000 L + 1.70% Swap 3.79% 06/20/22 06/20/22 Credit Facility - Revolving Credit Facility 100.0% 115,751 L + 1.10% — 2.66% 07/16/21 07/16/22 Credit Facility -Tranche A-1 Term Loan 100.0% 50,000 L + 1.20% Swap 3.17% 01/18/23 01/18/23 2121 Crystal Drive 100.0% 139,134 5.51% Fixed 5.51% 03/01/23 03/01/23 Falkland Chase - South & West 100.0% 41,976 3.78% Fixed 3.78% 06/01/23 06/01/23 Falkland Chase - North 100.0% 22,566 L + 2.32% Cap 3.88% 06/01/23 06/01/23 West Half 95.4% 1,338 L + 2.85% — 4.41% 07/31/21 07/31/23 1221 Van Street 100.0% 59,194 L + 2.65% — 4.21% 08/31/20 08/31/23 800 North Glebe Road 100.0% 107,500 L + 1.60% Swap 3.60% 06/30/22 06/30/24 Credit Facility - Tranche A-2 Term Loan 100.0% — L + 1.55% — 3.11% 07/18/24 07/18/24 2101 L Street 100.0% 140,493 3.97% Fixed 3.97% 08/15/24 08/15/24 1233 20th Street 100.0% 42,684 4.38% Fixed 4.38% 11/01/19 11/01/24 1215 S. Clark Street, 200 12th Street S., and 251 18th Street S. 100.0% 87,318 7.94% Fixed 7.94% 01/01/25 01/01/25 RiverHouse Apartments 100.0% 307,710 L + 1.28% Swap 3.47% 04/01/25 04/01/25 1235 S. Clark Street 100.0% 78,000 3.94% Fixed 3.94% 11/01/27 11/01/27 Total Consolidated Principal Balance 2,201,710 Premium / (discount) recognized as a result of the Formation Transaction (72) Deferred financing costs (13,658) Total Consolidated Indebtedness $ 2,187,980 Total Consolidated Indebtedness (net of premium / (discount) and deferred financing costs) Mortgages payable $ 2,025,692 Revolving credit facility 115,751 Unsecured term loan 46,537 Total Consolidated Indebtedness $ 2,187,980 DEBT BY INSTRUMENT DECEMBER 31, 2017 (Unaudited) Page 45

____________________ (1) December 31, 2017 one-month LIBOR of 1.56% applied to loans which are denoted as floating (no swap) or floating with a cap, except as otherwise noted. (2) Represents the maturity date based on execution of all extension options. Many of these extensions are subject to lender covenant tests. (3) The notional amount of the CEB Tower at Central Place interest rate swap as of December 31, 2017 was $92.1 million. (4) The base rate for this loan is three-month LIBOR, which was 1.69% as of December 31, 2017. dollars in thousands Asset % Ownership Principal Balance Stated Interest Rate Interest Rate Hedge Current Annual Interest Rate (1) Initial Maturity Date Extended Maturity Date (2) Unconsolidated 1101 17th Street 55.0% $ 31,000 L + 1.25% — 2.81% 04/19/18 04/19/18 Galvan 1.8% 84,113 L + 2.70% — 4.26% 01/31/18 01/31/19 The Terano 1.8% 37,989 L + 2.35% — 3.91% 11/08/18 11/08/19 11333 Woodglen Drive 18.0% 13,223 L + 1.90% Swap 3.52% 01/01/20 01/01/20 The Alaire 18.0% 38,678 L + 2.10% Cap 3.66% 03/13/18 03/13/20 Rosslyn Gateway - North, Rosslyn Gateway - South 18.0% 47,277 L + 2.00% Cap 3.00% 11/17/19 11/17/21 The Foundry 9.9% 54,502 L + 1.85% Cap 3.41% 12/12/19 12/12/21 L'Enfant Plaza Office - North, L'Enfant Plaza Office - East, L'Enfant Plaza Retail (4) 49.0% 215,304 L + 3.65% Cap 5.34% 05/08/19 05/08/22 L'Enfant Plaza Office - Southeast 49.0% 25,637 L + 3.75% Cap 5.31% 05/08/20 05/08/22 Atlantic Plumbing 64.0% 100,000 L + 1.50% Swap 5.08% 11/08/22 11/08/22 Stonebridge at Potomac Town Center 10.0% 96,242 L + 1.70% Swap 3.25% 12/10/20 12/10/22 The Warner 55.0% 273,000 3.65% Fixed 3.65% 06/01/23 06/01/23 Fairway Apartments 10.0% 40,823 L + 1.60% Swap 3.70% 07/01/22 07/01/25 7900 Wisconsin Avenue 50.0% — 4.82% Fixed 4.82% 07/15/25 07/15/25 The Gale Eckington 5.0% 110,813 L + 1.60% Swap 3.56% 07/31/22 07/31/25 Pickett Industrial Park 10.0% 23,600 L + 1.45% Swap 3.56% 09/04/25 09/04/25 Total Unconsolidated Principal Balance 1,192,201 Deferred financing costs (2,000) Total Unconsolidated Indebtedness $ 1,190,201 Principal Balance at JBG SMITH Share Consolidated principal balance at JBG SMITH share $ 2,201,649 Unconsolidated principal balance at JBG SMITH share 396,292 Total Consolidated and Unconsolidated Principal Balance at JBG SMITH Share $ 2,597,941 Indebtedness at JBG SMITH Share (net of premium / (discount) and deferred financing costs) Consolidated indebtedness at JBG SMITH Share $ 2,188,104 Unconsolidated indebtedness at JBG SMITH Share 395,117 Total Consolidated and Unconsolidated Indebtedness at JBG SMITH Share $ 2,583,221 2.58 DEBT BY INSTRUMENT DECEMBER 31, 2017 (Unaudited) Page 46

Asset Type City Submarket % Ownership Total Square Feet Akridge West Half Multifamily Washington, D.C. Ballpark/Southeast 95.4% 388,174 MRP Realty 965 Florida Avenue Multifamily Washington, D.C. U Street/Shaw 96.1% 336,092 Total Consolidated Real Estate Ventures 724,266 ____________________ Note: At 100% share. CONSOLIDATED REAL ESTATE VENTURES DECEMBER 31, 2017 (Unaudited) Page 47

Asset Type City Submarket % Ownership Total Square Feet Landmark L'Enfant Plaza Office - East Office Washington, D.C. Southwest 49.0% 437,518 L'Enfant Plaza Office - North Office Washington, D.C. Southwest 49.0% 305,157 L'Enfant Plaza Office - Southeast Office Washington, D.C. Southwest 49.0% 215,185 L'Enfant Plaza Retail Office Washington, D.C. Southwest 49.0% 143,614 Rosslyn Gateway - North Office Arlington, VA Rosslyn 18.0% 144,483 Rosslyn Gateway - South Office Arlington, VA Rosslyn 18.0% 105,723 NoBe II Office Office Rockville, MD Rockville Pike Corridor 18.0% 39,836 11333 Woodglen Drive Office Rockville, MD Rockville Pike Corridor 18.0% 62,875 Galvan Multifamily Rockville, MD Rockville Pike Corridor 1.8% 390,650 The Alaire Multifamily Rockville, MD Rockville Pike Corridor 18.0% 266,497 The Terano Multifamily Rockville, MD Rockville Pike Corridor 1.8% 195,864 NoBe II Land Future Development Rockville, MD Rockville Pike Corridor 18.0% 589,000 Rosslyn Gateway - North Land Future Development Arlington, VA Rosslyn 18.0% 311,000 Rosslyn Gateway - South Land Future Development Arlington, VA Rosslyn 18.0% 498,500 L'Enfant Plaza Office - Center Future Development Washington, D.C. Southwest 49.0% 350,000 Courthouse Metro Land Future Development Arlington, VA Clarendon/Courthouse 18.0% 286,500 Courthouse Metro Land - Option Future Development Arlington, VA Clarendon/Courthouse 18.0% 62,500 5615 Fishers Drive Future Development Rockville, MD Rockville Pike Corridor 18.0% 106,500 12511 Parklawn Drive Future Development Rockville, MD Rockville Pike Corridor 18.0% 6,500 Woodglen Future Development Rockville, MD Rockville Pike Corridor 18.0% — 4,517,902 CBREI Venture Pickett Industrial Park Office Alexandria, VA Eisenhower Avenue 10.0% 246,145 The Foundry Office Washington, DC Georgetown 9.9% 233,533 The Gale Eckington Multifamily Washington, DC H Street/NoMa 5.0% 466,716 Fairway Apartments Multifamily Reston, VA Reston 10.0% 370,850 Atlantic Plumbing Multifamily Washington, DC U Street/Shaw 64.0% 245,527 Stonebridge at Potomac Town Center - Phase I Other Woodbridge, VA Prince William County 10.0% 462,633 Stonebridge at Potomac Town Center - Phase II Other Woodbridge, VA Prince William County 10.0% 41,050 Stonebridge at Potomac Town Center - Phase III Future Development Woodbridge, VA Prince William County 10.0% 232,700 Fairway Land Future Development Reston, VA Reston 10.0% 526,200 2,825,354 UNCONSOLIDATED REAL ESTATE VENTURES DECEMBER 31, 2017 (Unaudited) Page 48

____________________ Note: At 100% share. Asset Type City Submarket % Ownership Total Square Feet Canadian Pension Plan Investment Board The Warner Office Washington, DC East End 55.0% 585,040 1101 17th Street Office Washington, DC CBD 55.0% 215,675 800,715 Forest City Waterfront Station Future Development Washington, DC Southwest 2.5% 662,600 Brandywine 1250 1st Street Future Development Washington, DC NoMa 30.0% 265,800 50 Patterson Street Future Development Washington, DC NoMa 30.0% 142,200 51 N Street Future Development Washington, DC NoMa 30.0% 177,500 585,500 Berkshire Group 7900 Wisconsin Avenue Multifamily Bethesda, MD Bethesda CBD 50.0% 359,025 JP Morgan Investment Building Office Washington, DC East End 5.0% 401,400 Total Unconsolidated Real Estate Ventures 10,152,496 UNCONSOLIDATED REAL ESTATE VENTURES DECEMBER 31, 2017 (Unaudited) Page 49

Annualized Rent “Annualized rent” is defined as (i) for office and other assets, or the retail component of a mixed-use asset, the in-place monthly base rent before free rent, plus tenant reimbursements as of December 31, 2017, multiplied by 12, with triple net leases converted to a gross basis by adding estimated tenant reimbursements to monthly base rent, and (ii) for multifamily assets, or the multifamily component of a mixed-use asset, the in-place monthly base rent before free rent as of December 31, 2017, multiplied by 12. Annualized rent excludes rent from signed but not yet commenced leases. Annualized Rent Per Square Foot “Annualized rent per square foot” is defined as (i) for office assets, annualized office rent divided by occupied office square feet; annualized retail rent and retail square feet are excluded from this metric, (ii) for multifamily assets, monthly multifamily rent divided by occupied multifamily square feet; annualized retail rent and retail square feet are excluded from this metric, and (iii) for other assets, annualized rent divided by occupied square feet. Occupied square footage may differ from leased square footage because leased square footage includes leases that have been signed but have not yet commenced. Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Adjusted EBITDA Management uses EBITDA as a supplemental operating performance measure and believes it helps investors and lenders meaningfully evaluate and compare our operating performance from period- to-period by removing from our operating results the impact of our capital structure (primarily interest charges from our consolidated outstanding debt and the impact of our interest rate swaps) and certain non-cash expenses (primarily depreciation and amortization on our assets). This supplemental measure may help investors and lenders understand our ability to incur and service debt and to make capital expenditures. EBITDA is not a substitute for net income (loss) (computed in accordance with GAAP) and may not be comparable to similarly titled measures used by other companies. “Adjusted EBITDA,” a non-GAAP financial measure, represents EBITDA adjusted for items we believe are not representative of ongoing operating results, such as non-recurring transaction and other costs, gain (loss) on the extinguishment of debt, gain on the bargain purchase of a business, impairment of real estate and investments in unconsolidated joint ventures and share-based compensation expense related to the Formation Transaction. We believe that adjusting such items not considered part of our comparable operations, provides a meaningful measure to evaluate and compare our performance from period-to-period. Because EBITDA and Adjusted EBITDA have limitations as analytical tools, we use EBITDA and Adjusted EBITDA to supplement GAAP financial measures. Additionally, we believe that users of these measures should consider EBITDA and Adjusted EBITDA in conjunction with net income (loss) and other GAAP measures in understanding our operating results. A reconciliation of net income (loss) to EBITDA and Adjusted EBITDA is presented on page 14. Estimated Potential Development Density ‘‘Estimated potential development density’’ reflects management’s estimate of developable gross square feet based on our current business plans with respect to real estate owned or controlled as of December 31, 2017. Given timing, zoning requirements and other factors, we make no assurance that estimated potential development density amounts will become actual density to the extent we complete development of assets for which we have made such estimates. Free Rent ‘‘Free rent’’ means the amount of base rent and tenant reimbursements that are abated according to the applicable lease agreement(s). Funds from Operations ("FFO"), Core FFO and Funds Available for Distribution ("FAD") FFO is a non-GAAP financial measure computed in accordance with the definition established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of, or impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.” "Core FFO" represents FFO adjusted to exclude items (net of tax) which we believe are not representative of ongoing operating results, such as transaction and other costs, gains (or losses) on extinguishment of debt, gain on the bargain purchase of a business, gains (or losses) on the disposal of non-depreciable assets, share-based compensation expense related to the Formation Transaction, amortization of the management contracts intangible and the mark-to-market of interest rate swaps. "FAD" is a non-GAAP financial measure and represents FFO less cash basis recurring tenant improvements, leasing commissions and other capital expenditures, net deferred rent activity, recurring share-based compensation expense, accretion of acquired below-market leases, net of amortization of acquired above-market leases, amortization of debt issuance costs and other non-cash income and charges. FAD is presented solely as a supplemental disclosure that management believes provides useful information as it relates to our ability to fund dividends. We believe FFO, Core FFO and FAD are meaningful non‑GAAP financial measures useful in comparing our levered operating performance from period-to-period and as compared to similar real estate companies because these non‑GAAP measures exclude real estate depreciation and amortization expense and other non-comparable income and expenses, which implicitly assumes that the value of real estate diminishes predictably over time rather than fluctuating based on market conditions. FFO, Core FFO and FAD do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO, Core FFO and FAD may not be comparable to similarly titled measures used by other companies. A reconciliation of net income (loss) to FFO, Core FFO and FAD is presented on pages 15-16. DEFINITIONS DECEMBER 31, 2017 Page 50

Future Development “Future development” refers to assets that are development opportunities on which we do not intend to commence construction within 18 months of December 31, 2017 where we (i) own land or control the land through a ground lease or (ii) are under a long-term conditional contract to purchase, or enter into a leasehold interest with respect to land. Historical Cost, Estimated Incremental Investment, Estimated Total Investment and Estimated Total Project Cost “Historical cost” is a non-GAAP measure which includes the total historical cost incurred by JBG SMITH, on a cash basis, with respect to the development of an asset, including any acquisition costs, hard costs, soft costs, tenant improvements, leasing costs and other similar costs, but excluding any financing costs, ground rent expenses and capitalized payroll costs incurred as of December 31, 2017. “Estimated incremental investment” means management’s estimate of the remaining cost to be incurred in connection with the development of an asset as of December 31, 2017, including all remaining acquisition costs, hard costs, soft costs, tenant improvements, leasing costs and other similar costs to develop and stabilize the asset but excluding any financing costs, ground rent expenses and capitalized payroll costs. “Estimated total investment” means, with respect to the development of an asset, the sum of the historical cost in such asset and the estimated incremental investment for such asset. "Estimated total project cost" is estimated total investment excluding purchase price allocation adjustments recognized as a result of the Formation Transaction. Actual incremental investment, actual total investment and actual total project cost may differ substantially from our estimates due to numerous factors, including unanticipated expenses, delays in the estimated start and/or completion date, changes in design and other contingencies. In Service ‘‘In service’’ refers to office, multifamily or other assets that are at or above 90% leased or have been in service collecting rent for more than 12 months as of December 31, 2017. Metro-Served “Metro-served” means locations, submarkets or assets that are generally nearby and within walking distance of a Metro station, defined as being within 0.5 miles of an existing or planned Metro station. Monthly Rent Per Unit For multifamily assets, represents multifamily rent for the month ended December 31, 2017 divided by occupied units; retail rent is excluded from this metric. Near-Term Development ‘‘Near-term development’’ refers to assets that have substantially completed the entitlement process and on which we intend to commence construction within 18 months following December 31, 2017, subject to market conditions. Net Operating Income ("NOI"), Adjusted Annualized NOI, Estimated Stabilized NOI and Projected NOI Yield “NOI” is a non-GAAP financial measure management uses to measure the operating performance of our assets and consists of property-related revenue (which includes base rent, tenant reimbursements and other operating revenue, net of free rent and payments associated with assumed lease liabilities) less operating expenses and ground rent, if applicable. NOI also excludes deferred rent, related party management fees, interest expense, and certain other non-cash adjustments, including the accretion of acquired below-market leases and amortization of acquired above-market leases and below-market ground lease intangibles. Annualized NOI represents NOI for the three months ended December 31, 2017 multiplied by four. Management believes Annualized NOI provides useful information in understanding JBG SMITH’s financial performance over a 12-month period, however, investors and other users are cautioned against attributing undue certainty to our calculation of Annualized NOI. Actual NOI for any 12-month period will depend on a number of factors beyond our ability to control or predict, including general capital markets and economic conditions, any bankruptcy, insolvency, default or other failure to pay rent by one or more of our tenants and the destruction of one or more of our assets due to terrorist attack, natural disaster or other casualty, among others. We do not undertake any obligation to update our calculation to reflect events or circumstances occurring after the date of this Investor Report. There can be no assurance that the annualized NOI shown will reflect JBG SMITH’s actual results of operations over any 12-month period. We also report adjusted annualized NOI which includes signed but not yet commenced leases and incremental revenue from recently delivered assets assuming stabilization. While we believe adjusted annualized NOI provides useful information regarding potential future NOI from our assets, it does not account for any decrease in NOI for lease terminations, defaults or other negative events that could affect NOI and therefore, should not be relied upon as indicative of future NOI. This Investor Report also contains management’s estimate of stabilized NOI and projections of NOI yield for under construction and near-term development assets, which are based on management’s estimates of property-related revenue and operating expenses for each asset. These estimates are inherently uncertain and represent management’s plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. The property-related revenues and operating expenses for our assets may differ materially from the estimates included in this Investor Report. Management’s projections of NOI yield are not projections of JBG SMITH’s overall financial performance or cash flow, and there can be no assurance that the projected NOI yield set forth in this Investor Report will be achieved. DEFINITIONS DECEMBER 31, 2017 Page 51

“Projected NOI yield” means our estimated stabilized NOI reported as a percentage of 1) estimated total project costs, 2) estimated total investment and 3) estimated incremental investment. Actual initial full year stabilized NOI yield may vary from the projected NOI yield based on the actual incremental investment to complete the asset and its actual initial full year stabilized NOI, and there can be no assurance that we will achieve the projected NOI yields described in this Investor Report. The Company does not provide reconciliations for non-GAAP estimates on a future basis, including adjusted annualized NOI and estimated stabilized NOI because it is unable to provide a meaningful or accurate calculation or estimate of reconciling items and the information is not available without unreasonable effort. This inability is due to the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income. Additionally, no reconciliation of projected NOI yield to the most directly comparable GAAP measure is included in this Investor Report because we are unable to quantify certain amounts that would be required to be included in the comparable GAAP financial measures without unreasonable efforts because such data is not currently available or cannot be currently estimated with confidence. Accordingly, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Management uses each of these measures as supplemental performance measures for its assets and believes they provide useful information to investors because they reflect only those revenue and expense items that are incurred at the asset level, excluding non-cash items. In addition, NOI is considered by many in the real estate industry to be a useful starting point for determining the value of a real estate asset or group of assets. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our assets that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our assets, all of which have real economic effect and could materially impact the financial performance of our assets, the utility of this measure of the operating performance of our assets is limited. Moreover, our method of calculating NOI may differ from other real estate companies and, accordingly, may not be comparable. NOI should be considered only as a supplement to net operating income (loss) (computed in accordance with GAAP) as a measure of the operating performance of our assets. Percent Leased ‘‘Percent leased’’ is based on leases signed as of December 31, 2017, and is calculated as total rentable square feet less rentable square feet available for lease divided by total rentable square feet expressed as a percentage. Out-of-service square feet are excluded from this calculation. Percent Pre-Leased ‘‘Percent pre-leased’’ is based on leases signed as of December 31, 2017, and is calculated as the estimated rentable square feet leased divided by estimated total rentable square feet expressed as a percentage. Percent Occupied ‘‘Percent occupied’’ is based on occupied rentable square feet/units as of December 31, 2017, and is calculated as (i) for office and retail space, total rentable square feet less unoccupied square feet divided by total rentable square feet, (ii) for multifamily space, total units less the average of the unoccupied units at the beginning and end of the month ended December 31, 2017 divided by total units, expressed as a percentage. Out-of-service square feet are excluded from this calculation. Pro Rata Adjusted General and Administrative (“G&A”) Expenses "Adjusted G&A expenses", a non-GAAP financial measure, represents G&A expenses adjusted for non-recurring share-based compensation expense related to the Formation Transaction and the G&A expenses of our third-party real estate services and asset management business that are directly reimbursed. We believe that adjusting such items not considered part of our comparable operations provides a meaningful measure to assess our G&A expenses as compared to similar real estate companies and in general. Recently Delivered “Recently delivered” refers to assets that have been delivered within the 12 months ended December 31, 2017. Same Store and Non-Same Store “Same store” refers to the pool of assets that were in service for the entirety of both periods being compared, except for assets for which significant redevelopment, renovation, or repositioning occurred during either of the periods being compared. No JBG Assets are included in the same store pool. “Non-same store” refers to all assets excluded from the same store pool. Second Generation Lease “Second generation lease” is a lease on space that had been vacant for less than nine months. Signed But Not Yet Commenced Leases “Signed but not yet commenced leases” means leases for assets in JBG SMITH’s portfolio that, as of December 31, 2017, have been executed but for which the contractual lease term had not yet begun, and no rental payments had yet been charged to the tenant. DEFINITIONS DECEMBER 31, 2017 Page 52

Square Feet ‘‘Square feet’’ or ‘‘SF’’ refers to the area that can be rented to tenants, defined as (i) for office and other assets, rentable square footage defined in the current lease and for vacant space the rentable square footage defined in the previous lease for that space, (ii) for multifamily assets, management’s estimate of approximate rentable square feet, (iii) for the assets under construction and the near- term development assets, management’s estimate of approximate rentable square feet based on current design plans as of December 31, 2017, or (iv) for future development assets, management’s estimate of developable gross square feet based on its current business plans with respect to real estate owned or controlled as of December 31, 2017. Transaction and Other Costs Transaction and other costs include costs associated with the spin-off from Vornado and combination with JBG including closing costs, professional and consulting fees (investment banking, legal, accounting), severance charges, retention payments, system integration, and costs incurred under the transition services agreement with Vornado. Transaction and other costs also includes dead deal expenses. Under Construction ‘‘Under construction’’ refers to assets that were under construction as of December 31, 2017. DEFINITIONS DECEMBER 31, 2017 Page 53